                                                                    Exhibit 10.8
                                                                    ------------


                                LEASE AGREEMENT

                           (Single Tenant Industrial)

                          MELCHOR INVESTMENT COMPANY,

                        a California general partnership

                                  ("Landlord")

                                      and

                            APPLIED MATERIALS, INC.

                             a Delaware corporation

                                   ("Tenant")

                                January 27, 1996

                            4600 Old Ironsides Drive

                             Santa Clara California

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----


1.     Parties.............................................................  1

2.     Definitions.........................................................  1

3.     Property Leased.....................................................  1
       3.1  Premises.......................................................  1
            (a) Land.......................................................  1
            (b) Building...................................................  1
            (c) Landlord's Improvements....................................  2
            (d) Tenant's Improvement.......................................  2
            (e) Other Improvements.........................................  2
       3.2  Acceptance of the Premises.....................................  2
       3.3  Landlord's Improvements........................................  2
       3.4  Tenant's Improvements..........................................  2

4.     Term................................................................  2
       4.1  Initial Lease Term.............................................  2
       4.2  Lease Termination..............................................  2

5.     Rent................................................................  2
       5.1  Base Rent......................................................  2
       5.2  Increase in Base Rent..........................................  3
            (a) Adjustment Date Calculation................................  3
            (b) Landlord Calculation.......................................  4
       5.3  Security Deposit...............................................  4
       5.4  Absolute Lease.................................................  5
       5.5  Additional Rent................................................  5
       5.6  Interest.......................................................  5

6.     Use of Premises.....................................................  5
       6.1  Permitted Uses.................................................  5
       6.2  Suitability....................................................  5
       6.3  Tenant to Comply with Legal Requirements.......................  5
       6.4  Uses Prohibited................................................  6
            (a) Effect on Insurance........................................  6
            (b) Hazardous Uses and Nuisances...............................  7
       6.5  Environmental Matters/Hazardous Materials......................  7
            (a) Hazardous Materials Disclosure Certificate.................  7
            (b) Definition of Hazardous Materials..........................  7
            (c) Prohibition; Environmental Laws............................  7
            (d) Tenant's Environmental Obligations.........................  8
            (e) Tenant's Environmental Indemnity...........................  8
            (f) Landlord's Obligation......................................  9
            (g) Survival...................................................  9
       6.6  Landlord's Access to Premises..................................  9
       6.7  Signs.......................................................... 10

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)


                                                                                                        Page
                                                                                                        ----
7.      Utilities.......................................................................................  10

8.      Taxes...........................................................................................  11
        8.1  Tenant's Obligation........................................................................  11
        8.2  Right to Contest...........................................................................  12
        8.3  Impound Account............................................................................  12
        8.4  General....................................................................................  12

9.      Insurance.......................................................................................  13
        9.1  Tenant's Insurance Coverage................................................................  13
        9.2  Form of Liability Insurance................................................................  13
        9.3  Form of Policies in General................................................................  14
        9.4  Landlord's Liability Insurance Coverage....................................................  14
        9.5  Right of Landlord to Obtain Insurance......................................................  15
        9.6  Waiver of Subrogation Rights...............................................................  15

10.     Indemnity and Exculpation.......................................................................  15
        10.1  Indemnification of Landlord...............................................................  15
        10.2  Landlord as Party Defendant............................................................... 15A
        10.3  Waiver of Claims.......................................................................... 15A

11.     Damage or Destruction...........................................................................  16
        11.1  Landlord's Election.......................................................................  16
        11.2  Insufficient Proceeds.....................................................................  16
        11.3  Adjustment of Insurance Deficit Amount....................................................  17
        11.4  Termination of Lease......................................................................  17
        11.5  Exercise of Election to Terminate Lease...................................................  18
        11.6  Waiver of Civil Code Remedies.............................................................  18
        11.7  No Abatement of Rentals...................................................................  18
        11.8  Liability for Personal Property...........................................................  18

12.     Mechanic's Liens................................................................................  18
        12.1  Payment by Tenant for Services............................................................  18
        12.2  Premises Free From Liens..................................................................  19

13.     Repairs and Maintenance.........................................................................  19
        13.1  Landlord's Maintenance Obligations........................................................  19
        13.2  Tenant's Maintenance Obligations..........................................................  20
        13.3  Waiver of Civil Code Remedies.............................................................  21
        13.4  Surrender of Premises.....................................................................  21

14.     Alterations and Additions.......................................................................  22
        14.1  Prohibitions in General...................................................................  22
        14.2  Surrender of Alterations and Additions....................................................  22
        14.3  Personal Property.........................................................................  22
        14.4  Repair of Premises........................................................................  23

                                                                                                        Page
                                                                                                        ----
16.     Subsurface......................................................................................  23

17.     Assignment and Subletting.......................................................................  23
        17.1  Prohibitions in General...................................................................  23
        17.2  Collection of Rent........................................................................  24
        17.3  Assumption Agreement......................................................................  24
        17.4  Request for Transfer......................................................................  24
        17.5  Bonus Value...............................................................................  25
        17.6  Landlord's Rights.........................................................................  25
              (a)  Terminate Lease......................................................................  25
              (b)  Acquisition of Tenant's Interest.....................................................  25
        17.7  Tenant's Rights...........................................................................  25
        17.8  Reasonable Provisions.....................................................................  26
        17.9  Exceptions................................................................................  26
              (a)  Assignment...........................................................................  26

18.  Subordination; Lender Approval; Attornment; Estoppel Certificates; Financial Statements............  26
        18.1  Subordination.............................................................................  26
        18.2  Subordination Agreements..................................................................  26
        18.3  Attornment................................................................................  27
        18.4  Estoppel Certificates and Financial Statements............................................  27
              (a)  Delivery by Tenant...................................................................  27
              (b)  Failure to Deliver...................................................................  27

19.     Remedies Upon Default by Tenant.................................................................  28
        19.1  Events of Default.........................................................................  28
        19.2  Rights of Landlord Upon Tenant's Default..................................................  29
        19.3  Continuance of Lease......................................................................  29

20.     Condemnation....................................................................................  30
        20.1  Definition of Terms.......................................................................  30
        20.2  Rights....................................................................................  30
        20.3  Total Taking..............................................................................  30
        20.4  Partial Taking............................................................................  31
        20.5  Restoration Obligation....................................................................  31
        20.6  Temporary Taking..........................................................................  32

21.     Holding Over....................................................................................  32

22.     Flood Notification; National Flood Insurance Program............................................  32

23.     Alquist-Priolo Notification; Alquist-Priolo Special Earthquake Studies Zone Act.................  33

24.     Notices.........................................................................................  33

25.     Attorneys' Fees.................................................................................  33

26.     Successors......................................................................................  34

27.     Landlord Default................................................................................  34

28.     Quiet Enjoyment.................................................................................  34

29.     Merger..........................................................................................  34

30.     Waiver..........................................................................................  34

31.     Entire Agreement................................................................................  35

32.     Landlord's Right to Perform Tenant's Covenants..................................................  35

33.     Authority.......................................................................................  35

34.     Landlord Not a Trustee..........................................................................  36

35.     Withholding of Landlord's Consent...............................................................  36

36.     Exhibits........................................................................................  36

37.     Broker's Fee....................................................................................  36

38.     General.........................................................................................  36
        38.1  Headings..................................................................................  36
        38.2  Definition of Landlord....................................................................  37
        38.3  Definition of Agents......................................................................  37
        38.4  Interpretation of Terms...................................................................  37
        38.5  Executed Copies...........................................................................  37
        38.6  Time of Essence...........................................................................  37
        38.7  Severability..............................................................................  37
        38.8  Governing Law.............................................................................  38
        38.9  Joint and Several Liability...............................................................  38
        38.10 Short Form of Lease.......................................................................  38

39.  Extension..........................................................................................  38
        39.1  Extended Term.............................................................................  38
        39.2  Effect of Renewal.........................................................................  38
        39.3  Base Rent Adjustment......................................................................  38

40.     Notice Of Offers................................................................................  39
        40.1  Offering Notice...........................................................................  39
        40.2  Unsolicited Offer.........................................................................  39
        40.3  Multiple Properties.......................................................................  40

                                                                                                  Page
                                                                                                  ----
41.     Grant of Option to Lease..................................................................  40
        41.1  Notice of Intention to Lease........................................................  42

EXHIBITS

A       Legal Description
B       Construction Addendum
C       Commencement Date Memorandum
D       Hazardous Materials Disclosure Certificate
E       Estoppel Certificate
F       Memorandum of Lease

                                LEASE AGREEMENT
                                ---------------

                           (Single Tenant Industrial)

     1.   Parties.  The Parties are to this Lease Agreement (the "Lease") are
          -------
MELCHOR INVESTMENT COMPANY, a California general partnership (" Landlord" ), and APPLIED MATERIALS, INC., a Delaware corporation ("Tenant"). This Lease dated by the parties as of January 27, 1996.

     2.   Definitions.  The following terms shall have the meanings described in
          -----------
the referenced sections:

                 (a)  Additional Rent - Section 5.5.

                 (b)  Applicable Laws - Section 6.3.

                 (c)  Base Rent - Section 5.1.

                 (d)  Commencement Date - Section 4.1.

                 (e)  Default - Section 19.1.

                 (f)  Extended Term - Section 39.1.

                 (g)  Hazardous Material - Section 6.5.

                 (h)  Landlord's Improvements - Section 3.3.

                 (i)  Rentals - Section 5.5.

                 (j)  Tenant's -Improvements - Section 3.4.

                 (k)  Tenant's Personal Property  Section 14.3.

                 (l)  Transfer - Section 17.1.

     3.   Property Leased.
          ---------------

          3.1 Premises. Landlord hereby leases to Tenant, and Tenant leases from Landlord, upon the terms and conditions set forth herein, the following property (collectively the "Premises")

               (a)  Land.  The real Property (the "Land") located in the City of
                    ----
Santa Clara, County of Santa Clara, State of California, which Land is more particularly described in Exhibit A attached hereto;
                          ---------

               (b)  Building.  The building (the "Building") situated on the
                    --------
Land, commonly known as 4600 Old Ironsides Drive, Santa Clara, California; and

               (c)  Landlord's Improvements.  The improvements (the "Landlord's
                    -----------------------
Improvements") to be constructed within the Building by Landlord pursuant
Section 3.3.
-----------

               (d)  Tenant's Improvement.  The improvements (the "Tenant's
                    --------------------
Improvements") to be constructed within the Building by Tenant pursuant to
Section 3.4.
-----------

               (e)  Other Improvements.  Any other improvements constructed at
                    ------------------
any time during the term on the Land or in the Building.

          3.2  Acceptance of the Premises.  Subject to Landlord's obligation to
               --------------------------
construct Landlord's Improvements, Tenant shall accept the Premises on the Commencement Date in its "as is" condition.

          3.3  Landlord's Improvements.  Landlord shall contract with South Bay
               -----------------------
Construction Company to construct Landlord's Improvements pursuant to the provisions of the Construction Addendum attached hereto as Exhibit B.
                                                           ---------

          3.4  Tenant's Improvements.  Tenant shall contract directly with a
               ---------------------
licensed contractor of Tenant's choice to construct Tenant's Improvements pursuant to the provisions of the Construction Addendum attached hereto as Exhibit B.
---------

     4.   Term.
          ----

          4.1  Initial Lease Term. The term of this Lease (the "Lease Term")
               ------------------
shall be for a period of five (5) years and ninety (90) days commencing on the date Landlord delivers to Tenant possession of the Premises in accordance in
Section 2 of Exhibit B (the "Commencement Date").
---------    ---------

          4.2  Lease Termination.  The Lease Term shall terminate sixty (60)
               -----------------
months and ninety (90) days after the Commencement Date, unless sooner terminated pursuant to the terms of this Lease or unless extended in accordance with Section 39. The expiration of the Lease Term or sooner termination of this Lease is referred to herein as the "Lease Termination."

     5.   Rent.
          ----

          5.1  Base Rent.  Tenant shall pay to Landlord as monthly rent for the
               ---------
Premises ("Base Rent"), in advance, on the first day of each calendar month commencing on the ninety first (91st) day following the Commencement Date ("Rent Commencement Date") and continuing throughout the Lease Term, Base Rent, which initially shall be an amount equal to Sixty Nine Thousand Nine Hundred Dollars and Cents ($69,900.000). In the event the Commencement Date is not on the first day of a calendar month, the first installment of Base Rent shall be prorated by multiplying the Base Rent by the quotient obtained by dividing thirty (30) into the number of remaining in such calendar month. Tenant shall pay Base Rent in lawful money of the United States without deduction, offset, prior notice, or demand at 635 Emerson Street, Palo Alto, California 94301 or at such other place(s) as Landlord from time to time shall designate.

          5.2 Increase in Base Rent. Beginning on the thirty first (31st) month of the Lease Term, the Base Rent shall subject to upward adjustment based upon increases in the "Consumer Price Index for All Urban Consumers (1984 =
100), in San Francisco-Oakland Metropolitan Area, All Items", published by the United States Department of Labor, Bureau of Labor Statistics (the "CPI" or "CPI Index"). If the present base of the CPI Index hereinafter changed, the new base shall be converted to the base now used. If the Bureau of Labor Statistics fails to publish the CPI Index throughout the Lease Term, the then most similar index published by the Bureau or by any other branch or department of the U.S. Government shall be used, and if none is so published, then another index using the most closely comparable statistics on the purchasing power of the consumer dollar and published by responsible financial authority shall be used. The increases shall be calculated as follows:

                 (a)  Adjustment Date Calculation.  On the first day of the
                      ---------------------------
thirty-first month following the Commencement Date (the "Adjustment Date") a calculation shall be made to determine the increase, if any, to be made to the then Base Rent. Any increase so determined shall be added to the Base Rent for the balance of the Lease Term. The adjusted Base Rent shall be determined as follows:

                      (i) the CPI ("Beginning Index") published immediately prior to two months before the Commencement Date shall be determined. The CPI ("Adjustment Index") published immediately prior to the two months before the Adjustment Date shall be determined.

                      (ii) the change in the CPI shall be determined by subtracting the Beginning index from the Adjustment Index. The numerical difference shall be the "Index Change." If the Adjustment Index does not exceed the Beginning Index, no adjustment shall be made to the Base Rent on the Adjustment Date and the Base Rent shall not be changed;

                      (iii) the percentage increase ("Percentage Change") in the CPI shall be determined by dividing the index Change by the Beginning Index;

                      (iv) the increase in the Base Rent then shall be determined by multiplying the Base Rent for the month immediately preceding the Adjustment Date times the Percentage Change;

                      (v) the increase, as determined above, be added to the Base Rent payable immediately prior to Adjustment Date to determine the new Base Rent. By way of example: assume the Commencement Date is March 1, 1996 and that the published immediately prior to January 1996 is 300 and that Base Rent for March 1, 1996 is $1,000. Further, assume that Adjustment Date is September 1, 1998 and that the CPI immediately prior to July 1998 is 360. The Base Rent for the period commencing September 1, 1998 shall be determined as follows:

                (1)  Adjustment Index                   360
                     Beginning Index                    300
                                                        ---
                     Index Change                        60

                (2)  Index change                        60  = 60 divided by 300 = 20%
                                                         --
                     Beginning Index                    300

                (3)  Base Rent                       $1,000
                     Percentage Change             x    .20
                                                   --------
                     Increase                        $  200

                (4)  Base Rent prior to
                     Adjustment Date                 $1,000
                     Increase rent                  +   200
                                                    -------
                     New Base Rent                   $1,200

          (b)  Landlord Calculation.  Landlord shall compute the applicable
               --------------------
increase, if any, in Base Rent to be paid on an following the Adjustment Date and shall provide to Tenant a copy o such calculation. Any delay by Landlord in computing or delivering, the information hereunder shall not relieve Tenant from it., obligation to pay Base Rent or any increase hereunder and Landlord shall not be deemed to have waived any right to collect such rent by reason of any delay by Landlord hereunder.

     5.3  Security Deposit.  On or before June 1, 2000, Tenant shall deliver to
          ----------------
Landlord an amount equal to one month's rent (as then calculated) to be held by Landlord as a security deposit (the "Security Deposit"). The Security Deposit shall be delivered to Landlord to secure the faithful performance of Tenant's obligations under this Lease. If Tenant fails to pay the Rent promptly when due, the Security Deposit, at the option of Landlord may be applied to any Rent due and unpaid. If Tenant violates any of the other terms, covenants and conditions of this Lease, the Security Deposit may be applied to the extent of the amount of damages suffered by Landlord as a result of Tenant's default. If Tenant fails to perform prior to Lease Termination all its obligations on surrender of the Premises, Landlord may, but shall not be obligated to, use the Security Deposit to remove Tenant's alterations, to restore the Premises or to repair or replace portions of the Premises to fulfill Tenant's obligations under this Lease. The fact that the Security Deposit may be used for such purposes shall not relieve Tenant from its obligations hereunder nor shall such fact in any way diminish or be construed as waiving any of Landlord's remedies No interest shall accrue on the Security Deposit.

          5.4  Absolute Lease.  It is the intention of Landlord Tenant that the
               --------------
rent herein specified shall be net to Landlord Month during the Lease Term. All costs, expenses and obligations of every kind relating to the Premises (except as otherwise may be specifically provided in this Lease) shall be paid by Tenant, and Tenant shall indemnify Landlord against all such costs, expenses and obligations.

          5.5  Additional Rent.  All taxes, charges, costs, and expenses and
               ---------------
other sums which Tenant is required to pay hereunder (together with all interest penalties that may accrue thereon in the event of Tenant's failure to pay the same) and all damages, costs and expenses which Landlord may incur by reason of any Default of Tenant shall be deemed to be additional rent hereunder ("Additional Rent"). In the event of nonpayment by Tenant of any Additional Rent, Landlord shall have all of the rights and remedies available for the nonpayment of Base Rent. The term "Rentals" as used in this Lease shall mean Base Rent and Additional Rent.

          5.6  Interest.  Any payment due from Tenant to Landlord, including but
               --------
not limited to Rentals, if not paid within five (5) days after receipt of written notice from Landlord that such payment was not paid when due, shall bear interest from the date due until paid at an annual rate equal to the greater of: ten percent (10%); or five percent (5%) plus the Federal Discount Rate of the Federal Reserve Bank of San Francisco in effect as of the twenty-fifth (25th) day of the month immediately preceding the due date.

     6.   Use of Premises.
          ---------------

          6.1  Permitted Uses.  Tenant shall use the Premises only in
               --------------
conformance with applicable governmental laws, regulations, ordinances and orders for purposes permitted under applicable laws and for no other purpose without the prior written consent of Landlord.

          6.2  Suitability.  Tenant acknowledges that neither Landlord nor any
               -----------
agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the same for the conduct of Tenant's business, nor has Landlord agreed to undertake modification, alteration or improvement to the Premises, except as provided in this Lease.

          6.3  Tenant to Comply with Legal Requirements. Tenant shall, at its
               -----------------------------------------
sole cost, promptly comply with: all laws, statutes, ordinances, rules, regulations or requirements of all municipal, county, state and federal authorities relating to or affecting the condition, use or occupancy of the Premises, now in force or which are in force at any time during the Lease Term ("Applicable Laws"), the provisions of all recorded documents affecting the Premises; and the requirements of any board of fire underwriters (or similar body now or hereafter constituted) relating to or affecting the condition, use or occupancy of the Premises.

                 (a) Tenant shall Pay the full cost of any structural and non-structural alterations or additions to the Premises which are required by Applicable Laws or recorded documents due to Tenant's particular use of the Premises.

                 (b) Landlord shall pay the full cost of any structural and non-structural alterations or additions required by Applicable Laws or recorded documents to be made to the Landlord's Improvements or the shell of the Building which are generally applicable to real property, or are required to comply with changed interpretations of existing laws after the Term Commencement Date. Any such alterations or additions shall be treated as capital improvements, the cost of which shall be paid initially by Landlord. The cost of such alterations or additions shall amortized over the useful life of the improvement, according to generally accepted accounting principles using straight line amortization and an interest rate equal to ten percent (10%), and Tenant shall reimburse Landlord Monthly as additional rent for the monthly amortized cost of the alteration or addition.

                 (c)  Except as otherwise required by Sections (a) or (b) above,
                                                      -------------------
Tenant shall pay the full cost of any non-structural alterations or additions to the Premises which are required by Applicable Laws, for any reason, to be made to the Premises, whether as a result of Tenant's particular use or which are generally applicable to real property.

Tenant shall obtain, prior to taking possession of the Premises, any permits, licenses or other authorizations required for the lawful operation of its business at the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, regardless of whether Landlord is a party thereto, that Tenant has violated any Applicable Law or recorded document relating to condition, use and occupancy of the Premises shall be conclusive of the fact of such violation by Tenant. Tenant shall indemnify, defend, and hold Landlord harmless from and against any loss expense, cost, damage attorneys, fees, penalties or liability arising out the failure of Tenant to comply with any Applicable Law or recorded document.

          6.4  Uses Prohibited.
               ---------------

               (a)  Effect On Insurance.  Tenant shall not do or permit anything
                    -------------------
to be done in or about the Premises nor bring or keep anything on the Premises which will in any way cause a cancellation of any insurance policy covering the Premises or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about the Premises any articles which may be prohibited by a standard form policy of fire insurance.

                 (b)  Hazardous Uses and Nuisances. Tenant shall not do or
                      ----------------------------
permit anything to be done in or about the Premises which will in any way obstruct or interfere with occupants of neighboring property or injure or annoy them. Tenant shall not use or allow the Premises to be used for any unlawful or hazardous purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or a the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall at all times cooperate with Landlord and Landlord's agents in the performance of their duties and responsibilities.

          6.5    Environmental Matters/Hazardous Materials.
                 -----------------------------------------

                 (a)  Hazardous Materials Disclosure Certificate. Within sixty
                      ------------------------------------------
(60) days following execution of this Lease, and within thirty (30) days following request from Landlord, Tenant shall execute, and deliver to Landlord, the Hazardous Materials Disclosure Certificate (the "HazMat Certificate") in substantial the form attached hereto as Exhibit D.
                                        ---------

                 (b)  Definition of Hazardous Materials. As used this Lease,
                      ---------------------------------
the term Hazardous Materials shall mean and include (i) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by an Environmental Law (defined below); (ii) petroleum, petroleum by products, crude oil or any fraction thereof; (iii) asbestos; (iv) polychlorinated biphenyls; (v) radioactive materials; or (vi) any other material or substance displaying toxic, reactive ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below).

                 (c)  Prohibition; Environmental Laws. Subject to the remaining
                      -------------------------------
provisions of this Section, Tenant shall be entitled to use and store only those Hazardous Materials that are ordinary office supplies and cleaning products and other Hazardous Materials to the extent disclosed in the HazMat Certificate, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any material changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat certificate may be implemented only with the prior written consent of Land which consent shall not be unreasonably withheld. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the term of this Lease to (i) inspect Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of Premises; provided that such , inspections and tests and investigations shall not unreasonably interfere with Tenant's operations at the Premises. If any such inspection, test or investigation reveals a material violation by Tenant or Tenant's Agents of Environmental Laws, Tenant shall pay the cost of such inspection, test or investigation.

          (d)    Tenant's Environmental Obligations. Upon discovery thereof by
                 ----------------------------------
Tenant, Tenant shall give to Landlord immediate verbal and follow-up written notice of any spill releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials by Tenant or Tenant's Agents on, under or about any portion of the Premises. Tenant, at Tenant's sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Agents. Tenant shall respond to emergencies immediately. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures for Tenant's activities as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may after not less than thirty (30) days prior written notice to Tenant, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work.

          (e)    Tenant's Environmental Indemnity. In addition to Tenant's
                 --------------------------------
obligations as set forth hereinabove, Tenant agrees to, and shall, protect, indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and Landlord's partners, employees, representatives, property management company (if other than Landlord), harmless from and against any and all claims, judgments, damages, foreseeable and unforeseeable consequential damages, penalties, fines, liabilities, losses, suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising in connection with or directly related to, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises as a result of the intentional or negligent acts or omissions of Tenant or Tenant's Agents which are in violation of Environmental Laws.

          (f)    Landlord's Obligation. Landlord shall responsible for all
                 ---------------------
investigation, removal, remediation, clean and monitoring that is ordered by governmental agencies having jurisdiction over the Premises ("Applicable Governmental Agency") with regard to (1) any Hazardous Materials released, emitted, discharged, used, or stored by Landlord or its agents, employees, or contractors, in, on, under or from the Premises, (2) any Hazardous Materials present on the Premises immediately prior Tenant's occupancy of the Premises, unless caused by Tenant, its employees, invitees, agents, or contractors, and
(3) any Hazardous Materials which migrate through the air, groundwater or otherwise to the Premises, unless caused by Tenant, its employees, invitees, agents, or contractors. Tenant understands that groundwater in the vicinity of the Premises is generally contaminated and the groundwater under the Premises may be contaminated. Tenant agrees that Landlord shall incur no responsibilities to investigate, remove, remediate, clean up or monitor any Hazardous Material that may exist, or be suspected to exist, on the Premises unless and until an Applicable Governmental Agency has ordered such action. Landlord shall protect, indemnify, defend (with counsel reasonably acceptable to Tenant) and hold Tenant harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, suits, administrative proceedings and costs (including but not limited to attorneys' fees and consultants' fees and court costs) arising in connection with any Hazardous Materials released, emitted, discharged, used or stored by Landlord or its agents, employees, or contractors, on or about the Property. Notwithstanding the foregoing, Landlord shall be responsible to make reasonable investigations if Tenant provides to Landlord reasonable evidence of the probability of the existence of Hazardous Materials on the Property (except for groundwater) for which Landlord would be responsible under this Section 6.5.

          (g)    Survival.  The obligations and liabilities of Tenant under this
                 --------
Section shall survive the expiration or earlier termination of this Lease.

     6.6  Landlord's Access to Premises.  Tenant shall permit Landlord and/or
          -----------------------------
Landlord's agents, lenders, prospective purchasers, brokers or contractors to enter the Premises, at all reasonable times, for the purposes of (i) inspecting the same or performing tests provided for in this Lease, (ii) posting notices of nonresponsibility, (iii) protecting the Premises in the event of an emergency,
(iv) exhibiting the Premises to prospective purchasers or lenders, (v) making required repairs on behalf of Tenant, that Tenant has neglected or refused to make, (vi) making repairs or replacements Landlord is required to make hereunder, (vii) performing any obligations of Landlord that requires entry on the Premises, and (viii) at any time within one hundred eighty
(180) days prior to Lease Termination, to enter the Premises the purpose of exhibiting the Premises to prospective tenants or place upon the Premises ordinary "for lease" signs. In the event of an emergency, Landlord shall have the right to use any and all means which Landlord may deem proper to gain access to the Premises. Any entry to the Premises by Landlord in accordance with this Section or any other provision of this Lease under any circumstances shall not be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof nor give Tenant the right to abate the Rentals payable under this Lease. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by Landlord's entry to the Premises as permitted by this Section or any other provision of this Lease.

          6.7    Signs.  Tenant shall have the right to erect monument signs on
                 -----
the Premises, subject to compliance with City of Santa Clara ordinances. Except for the monument signs, or temporary construction signs, Tenant shall not place or permit to be placed any sign or decoration on the Land or the exterior of the Building or that would be visible from the exterior of the Building, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Upon request by Landlord, Tenant immediately shall remove any of Tenant's signs or decorations that are visible from the exterior of the Building or that Tenant has placed or permitted to be placed on the Land or the exterior of the Building without the prior written consent of Landlord. If Tenant fails to so remove such sign or decoration within five (5) days after Landlord's request, Landlord may enter upon the Premises and remove such sign or decoration and Tenant shall pay to Landlord upon demand and as Additional Rent, the cost of such removal including, but not limited to, cost of repairing any damage to the Building occasioned by such removal. All signs placed on the Premises by Tenant shall comply with all recorded documents affecting the Premises (as the same may be amended from time to time) and all Applicable Laws. At Lease Termination, Tenant shall remove any sign which it has placed on the Premises, and shall, at its sole cost, repair any damage caused by the installation or removal of Tenant's sign.

     7.   Utilities.  Prior to delinquency, Tenant shall pay all charges for
          ---------
water, gas, heat, power, electricity, telephone or other communication service, trash pickup, janitorial service, sewer, and all other services and utilities supplied to or consumed on the Premises, and all taxes, fees, levies or surcharges therefor. The lack or shortage of any service or utility due to any cause (other than the intentional misconduct of Landlord) whatsoever shall not affect any obligation of Tenant hereunder, and Tenant shall faithfully keep and observe all the terms, conditions and covenants of this Lease and pay all Rentals due hereunder, all without diminution, credit or deduction. In the event any utility service to the Premises is interrupted by any act or omission of Landlord, Landlord shall promptly and diligently proceed to restore such service.

     8.   Taxes.
          -----

          8.1    Tenant's Obligation. Commencing on the Rent Commencement Date,
                 -------------------
Tenant shall pay (prior to delinquency) all real estate taxes, personal property taxes, taxes based on vehicles utilizing parking areas in the Premises, taxes computed or based on rental income, privilege taxes, excise taxes, business and occupation taxes, gross receipts taxes, sales and/or use taxes, employee taxes, occupational license taxes, water and sewer taxes, assessments (including, but not limited to, assessments for public improvements or benefit), and all other governmental impositions and charges of every kind and regardless of whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing and any increases, whether from any increase in rate, increased valuation, change in ownership, or for any other reason (all collectively called "Tax" or "Taxes") which shall be applicable to the Premises, shall be assessed, levied or imposed upon or against the Premises, or shall become due and payable and a lien or charge upon the Premises under or by virtue of any present or future laws, statutes, ordinances, regulations, or other requirements of any governmental authority whatsoever. Without limiting the foregoing, Taxes also shall include taxes, charges or fees related to any transportation management program, vehicle trips to or from the Premises, transit fees or similar charges which are imposed with regard to air pollution by Tenant or Tenant's employees, invitees or activities, or are related to congestion management programs.

     The term "Tax" also shall include, without limitation, all taxes, assessments, levies, fees, impositions or charges levied, imposed, assessed, measured, or based in any manner whatsoever (i) in whole or in part on the Rentals payable by Tenant under this Lease, other than federal, state or municipal income taxes imposed upon Landlord, (ii) upon or with respect to the use, possession, occupancy, leasing, operation or management of the Premises,
(iii) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises, (iv) upon Tenant's business operations conducted at the Premises, (v) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located on the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements shall be in Landlord or Tenant, or (vi) in lieu of or equivalent to any Tax set forth in this Section. It is the intention of the parties that Landlord shall not be required to pay any Taxes or any other governmental impositions and charges of any kind or nature whatsoever. Nothing contained in this Section shall require Tenant to pay any franchise, estate, inheritance, succession, income, transfer or excess profits tax imposed upon Landlord.

          8.2    Right to Contest.  Tenant shall have the right to contest or
                 ----------------
review the amount or validity of any Tax by appropriate legal proceedings (but which is not to be deemed or construed in any way as relieving, modifying or extending Tenant's covenant to pay such Tax at the time and in the manner as provided in this Section). However, as a condition of Tenant's right to contest, if such contested Tax is not paid before such contest and if the legal proceedings shall not operate to prevent or stay the collection of the Tax so contested, Tenant shall, before instituting any such proceeding, protect the Premises and the interest of Landlord and of the beneficiary of a deed of trust or the mortgagee of a mortgage affecting the Premises against any lien upon the Premises by a surety bond, issued by an insurance company acceptable to Landlord, and in an amount equal to the greater of one and one-half (1-1/2) times the amount contested or the amount of the contested Tax and the interest and penalties in connection therewith. Any contest as to the validity or amount of any Tax, whether before or after payment, shall be made by Tenant in Tenant's own name, or, if required by law, in the name of Landlord or both Landlord and Tenant. Tenant shall defend, indemnify and hold harmless Landlord from and against any and all costs or expenses, including attorneys' fees, in connection with any such proceedings brought by Tenant, whether in its own name or not. Tenant shall be entitled to retain any refund of any such contested Tax and penalties or interest thereon which have been paid by Tenant. Nothing contained herein shall be construed as affecting or limiting Landlord's right to contest any Tax at Landlord's expense.

          8.3    Impound Account.  If any beneficiary of any security instrument
                 ---------------
encumbering the Premises requires Landlord to impound Taxes or insurance premiums for the Premises on a periodic basis during the Lease Term, Tenant, on notice from Landlord indicating this requirement, shall pay to Landlord, in lieu of direct payments to the taxing authority or insurer to the extent of the amount required to be impounded only, the amounts required to be impounded on a periodic basis in accordance with the beneficiary's requirements, which amounts shall not exceed the amount of Taxes or insurance premiums due for the Premises. Landlord shall impound such amounts received from Tenant in accordance with the requirements of the beneficiary.

          8.4    General.  During any partial tax fiscal year(s) within the
                 -------
Lease Term, Taxes shall be prorated according to the ratio which the number of days Tenant occupies the Premises during such year bears to three hundred sixty-five (365); provided, for the first Lease Year any Taxes and any increase in Taxes resulting from Landlord's Improvements or Tenant's Improvements shall be prorated from the Rent Commencement Date to the next June 30. Promptly following request by Landlord, Tenant shall furnish to Landlord proof satisfactory to Landlord evidencing payment of Taxes. If by law any Tax is payable or may, at the option of the taxpayer, be paid in installments, Tenant may, whether or not interest shall accrue on the unpaid balance thereof, pay the same, and any accrued interest on any unpaid balance thereof, in installments as each installment becomes due and payable, but in any event, before any fine, penalty, interest or cost may be added thereto for non-payment of any installment or interest.

     9.   Insurance.
          ---------

          9.1    Tenant's Insurance Coverage. Commencing on the Lease
                 ---------------------------
Commencement Date and continuing throughout the Lease Term, Tenant shall, during the Lease Term, at Tenant's sole cost and expense, procure and keep in force the following insurance:

                 (a) "All risk" property, fire, extended coverage, and special extended insurance (including without limitation vandalism, malicious mischief, and inflation endorsement, an endorsement providing coverage for any increased cost by reason of any ordinance or law, sprinkler leakage endorsement, and boiler and machinery coverage) on the Premises, including without limitations Landlord's Improvements, Tenant's Improvements, and all equipment, trade fixtures, inventory, fixtures and personal property located on or in the Premises, including any alterations or fixtures hereinafter constructed or installed by Tenant on the Premises. Such insurance shall be in the amount of the full replacement value of the aggregate of the foregoing, as the same may from time to time increase as a result of inflation or otherwise;

                 (b)  Full coverage plate glass insurance;

                 (c) Comprehensive general liability insurance protecting against any and all claims for personal injury, death, property damage, or other liabilities related to the condition, use or occupancy of the Premises, except to the extent such claim arises from Landlord's negligence or misconduct, or to Tenant's operations on the Premises, with a combined single limit of not less than Five Million Dollars ($5,000,000) , and including a standard ISO extended liability endorsement; and

                 (d) Such other insurance as required by law, including without limitation, worker's compensation insurance.

          9.2    Form of Liability Insurance. Tenant's liability insurance shall
                 ---------------------------
be primary and not contributing to any insurance available to Landlord, and, except to the extent arising from Landlord's negligence or intentional misconduct, Landlord's insurance (if any) shall be in excess thereto. The liability insurance policy maintained by Tenant shall specifically insure

Tenant's performance of the indemnity agreement contained below, although Tenant's indemnity obligations shall not be limited to the amount of any insurance required of or carried by Tenant under this Section. The preceding notwithstanding, so long as Applied Materials, Inc. is the party in occupancy of the Premises, Tenant shall not be required to specifically insure its performance of Tenant's indemnity obligations, but the lack of insurance shall in no way limit Tenant's indemnity obligations. The limits specified above are the minimum amounts required by Landlord, and may be revised by Landlord in the event Tenant gives notice of exercise of its option to extend the term of this Lease; provided, however, within thirty (30) days after receiving notice of such exercise, Landlord shall notify Tenant of the minimum amount of insurance required of Tenant during the Extended Term, which shall not exceed, the level of coverage commonly carried by similar businesses in similar facilities.

          9.3    Form of Policies in General. All insurance policies required
                 ---------------------------
under Section 9.1, except as provided in paragraph 9.1(c), shall include
      -----------
Landlord and the beneficiary or mortgagee of any deed of trust or mortgage affecting the Premises as additional insureds, and shall provide that such parties may, although additional insureds, recover for any loss suffered by reason of Tenant's negligence. All policies provided for in Section 9.1 shall be
                                                            -----------
with companies which have not less than an A Class VII rating. Certificates of insurance evidencing the policies provided for herein shall be delivered to Landlord prior to the Commencement Date. Within fifteen (15) days after request from Landlord, Tenant shall deliver to Landlord information reasonably requested with regard to the insurance policies required hereunder. All policies provided for in Section 9.1 shall certify that the policy may not be canceled or altered
       -----------
without thirty (30) days prior written notice to Landlord and to any beneficiary or mortgagee of a deed of trust or mortgage affecting the Premises, and shall contain the insurer's written obligation to notify Landlord, in writing, of any delinquency in premium payments and at least thirty (30) days prior to any cancellation or material modification of any policy.

          9.4    Landlord's Liability Insurance Coverage. Landlord may, during
                 ---------------------------------------
the Lease Term, procure and keep in force a policy of comprehensive general liability insurance protecting against any and all claims for personal injury, death, property damage, or other liabilities related to the condition of the Premises or Landlord's activities on the Premises to the extent such claim arises from Landlord's negligence or intentional misconduct. The policy shall have a combined single limit of Five Million Dollars ($5,000,000) and include a standard ISO extended liability endorsement. The liability insurance policy may specifically insure Landlord's performance or the indemnity agreement contained below, although Landlord's indemnity obligations shall not be limited to the amount of any insurance required of or carried by Landlord under this section. The limits specified above shall be revised to the extent that the amount required of Tenant under

Section 9.1(c) should be increased by Landlord. The premium for such insurance
--------------
shall be a property expense which Landlord may bill to Tenant annually and shall be due within fifteen (15) days after invoice therefor. The premium -for such liability insurance shall be subject to the provisions of Section 8.3 and shall
                                                          -----------
be prorated for partial years in the same
manner as Taxes under Section 8.4.
                      -----------

          9.5    Right of Landlord to Obtain Insurance. In the ever Tenant fails
                 -------------------------------------
to obtain, pay for and maintain any insurance required herein, Landlord may, but shall not be obligated to, obtain an maintain such insurance coverage. All premiums paid by Landlord shall be deemed Additional Rent hereunder, and shall be paid by Tenant to Landlord upon demand. In addition, Landlord may recover from Tenant, and Tenant agrees to pay as Additional Rent to Landlord, any and all reasonable expenses (including attorneys' fees) and damages which Landlord may have sustained by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of premiums thereon; or

          9.6    Waiver of Subrogation Rights. Landlord and Tenant each, on
                 ----------------------------
behalf of itself and all persons and parties claiming under or through it, including without limitation its insurance carrier (s) , waive any right of recovery or claim against the other for any damage to or destruction of any property located in or about the Premises which results from or arises out of any casualty or event insured by any insurance policy carried by such waiving party, regardless of the cause or origin of such casualty or event, including without limitation, the negligence of Tenant or Landlord. Both parties shall obtain a waiver of subrogation rights from their insurers providing insurance whereby such insurers waive their entire right of recovery against the other party or its insurers for loss or damage arising out of or incident to any insured perils, whether due to the negligence of the Landlord, Tenant or their agents and regardless of cause or origin.

     10.  Indemnity and Exculpation.
          -------------------------

          10.1   Indemnification of Landlord. Tenant shall defend, indemnify,
                 ---------------------------
and hold Landlord harmless (except for Landlord's negligence or misconduct and then only to the extent that insurance actually carried or required to be carried pursuant to this Lease does not cover any loss) from and against any and all obligations, losses, costs, expenses, claims, demands, attorneys' fees, investigation costs or liabilities on account of, or arising out of the use, condition or occupancy of the Premises or any act or omission to act of Tenant or Tenant's agents. It is understood that Tenant is and shall be in control and possession of the Premises and that Landlord shall in no event be responsible or liable for any injury or damage to any property of Tenant or any other person or for damage or injury to any person whatsoever, happening on, in, about, or in connection with the Premises, or for any injury or damage to the Premises or any part thereof unless caused by

Landlord's negligence or misconduct. The provisions of this Lease permitting Landlord to enter and inspect the Premises are for the purpose of enabling Landlord to become informed as to whether Tenant is complying with the terms of this Lease, and Landlord shall be under no duty to enter, inspect or to perform any of Tenant's covenants set forth in this Lease. Tenant shall further indemnify, defend and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease. The provisions of this Section shall survive Lease Termination with respect to any damage injury or death occurring prior to such termination.

          10.2   Landlord as Party Defendant. If, by reason of Tenant's or
                 ---------------------------
Tenant's agent's act or omission or alleged act ox omission, Landlord is made a party defendant concerning this Lease or the Premises, Tenant shall hold harmless and indemnify Landlord for all liability or claims of liability including all damages, costs and attorneys, fees.

          10.3   Waiver of Claims. Landlord shall not be liable to Tenant, and
                 ----------------
Tenant waives all claims against Landlord, for injury or death to any person (including without limitation Tenant and Tenant's agents) or for damage or loss of use of any property (including without limitation Tenant's fixtures, equipment, leasehold improvements, inventory and personal property) by and from all causes, including without limitation, any defect in the

                                    - 15A -

Premises and/or any damage or injury resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing air conditioning or lighting fixtures, whether the damage or injury results from conditions arising in, upon, or about the Premise or from other sources. Tenant shall immediately notify Landlord writing of any known defect in the Premises. The provision of this Section shall not apply to any injury or death to any person caused by Landlord's misconduct or negligence.

          10.4   Landlord Indemnity. Landlord shall defend indemnify, and hold
                 ------------------
Tenant harmless (except for Tenant's negligence or misconduct and then only to the extent that insurance actually carried or required to be carried pursuant to this Lease does not cover any loss) from and against any and all obligations, losses, costs, expenses, claims, demands, attorneys' fees, investigation costs or liabilities on account of any bodily injury or damage to property of third parties, to the extent such bodily injury results from Landlord's negligence or willful misconduct with regard to the Premises.

     11.  Damage or Destruction.
          ---------------------

          11.1   Landlord's Election. Subject to the provisions of Section 11.4,
                 -------------------
if the Premises are damaged or destroyed in whole or in part from any cause (except condemnation), Landlord shall cause the Premises to be rebuilt or restored (to their condition prior to such damage or destruction). If Landlord elects to rebuild or restore the Premises, the proceeds of the insurance policies, maintained pursuant to Sections 9.1(a) and 9.1(c) received by Landlord
                                 --------------------------
and/or Tenant shall be paid to Landlord to be applied against the cost of rebuilding or restoring. Such insurance proceeds payable to Landlord above shall not include insurance proceeds from policies maintained on Tenant's Personal Property, as defined in Section 14.3, located in the Premises.
                        ------------

          11.2   Insufficient Proceeds. In the event the insurance proceeds
                 ---------------------
payable to Landlord are insufficient to rebuild or restore the Premises, and Landlord elects not to pay the difference between the insurance proceeds payable to Landlord and the estimated cost of rebuilding or restoring the Premises (the "Insurance Deficit Amount"), then Landlord shall notify Tenant of the Insurance Deficit Amount and of Landlord's election not to pay the same. Within ten (10) days after Tenant receives from Landlord notice of the Insurance Deficit Amount and of Landlord's election not to pay the same, Tenant shall notify Landlord in writing of Tenant's election either (i) to terminate this Lease, in which case this Lease shall terminate as of the date of the event of damage or destruction, or (ii) to agree to pay such Insurance Deficit Amount, in which case Tenant shall pay to Landlord such Insurance Deficit Amount in cash, no later than thirty (30) days following receipt of Landlord's written billing statement, which shall be accompanied by copies of invoices, vouchers, statements, affidavits and/or other documents received by Landlord from the party requesting the payments covered by such statement. If Tenant does not deliver such notice within such ten (10) day period, this Lease shall terminate as of the date of the event of damage or destruction. As used in this Section, the cost of rebuilding or restoring shall include, without limitation: all architectural and engineering expenses; concrete, welding and other testing expenses; costs of demolition; costs of all building and other permits, inspection fees, filing and recording costs; Landlord's contractor's price for such demolition, construction and reconstruction.

          11.3   Adjustment of Insurance Deficit Amount. If the estimated cost
                 --------------------------------------
to rebuild or restore the Premises exceeds the insurance proceeds and Tenant elects to pay the Insurance Deficit Amount, and if the actual cost of rebuilding or restoring exceeds the estimated cost of such work, Tenant shall pay the difference to Landlord in cash upon notification by Landlord of the final cost. If the cost of rebuilding or restoring is less than the estimated cost of such work, Tenant shall be entitled to a refund of the difference upon completion of the rebuilding or restoring and determination of final cost, provided, in no event shall the amount exceed any Insurance Deficit Amount paid by Tenant to Landlord. Tenant shall have the right to verify the actual cost of rebuilding or restoring and inspect Landlord's books and records relating to such cost at all reasonable times after written request to Landlord.

          11.4   Termination of Lease. In the event the Lease terminates
                 --------------------
pursuant to any provisions of this Section 11, then all insurance proceeds payable pursuant to the policies maintained under Sections 9.1(a) and 9.1(c) (other than any portion applicable to Tenant Improvements paid by Tenant and required to be removed) shall be paid to any beneficiary or mortgagee under a deed of trust or mortgage affecting the Premises, Landlord and Tenant, as their interests appear. Such insurance proceeds payable to Landlord above shall not include proceeds from policies maintained or Tenant's Personal Property located in the Premises. Landlord and Tenant, each, shall have the right to terminate this Lease following a damage or destruction as follows:

     (a) Landlord shall have the right to terminate this Lease if: (i) during the last twelve (12) months of the Lease Term the Building is damaged as a result of fire or any other insured casualty so that the cost to repair exceeds five percent (5%) of the then replacement cost of the Building; provided, Landlord may not terminate this Lease pursuant to this clause if Tenant, within thirty (30) days following the damage, exercises any option it then has under this Lease to extend the Lease Term; or (ii) the Building is damaged at any time by a casualty not insured against; or (iii) seventy-five percent (75%) or more of the total floor area of the Building is damaged or destroyed by any casualty; or (iv) the insurance proceeds available for rebuilding are not sufficient to pay for the repair and reconstruction.

     (b) Tenant shall have the right to terminate this Lease if, in the reasonable opinion of Landlord's contractor, the damage or destruction cannot be repaired within one hundred fifty (150) following the date of damage or destruction.

          11.5   Exercise of Election to Terminate Lease. If an event described
                 ---------------------------------------
in Section 11 occurs and results in a right in either party to terminate this
   ----------
Lease, the party who has the right to terminate this Lease may exercise its right only by delivering to the other party written notice of termination within sixty (60) days following the damage or destruction. The failure of a party to deliver a notice of termination within the sixty (60) day period shall be deemed a waiver of the right of termination. The foregoing notwithstanding, any termination of the Lease as a result of insufficient insurance proceeds shall be governed by Section 11.2.
            ------------

          11.6   Waiver of Civil Code Remedies. Tenant hereby expressly waives
                 -----------------------------
any rights to terminate this Lease upon damage or destruction to the Premises except as provided in Section 11.2 above, including without limitation any
                      ------------
rights pursuant to the provisions of Section 1932, Subsection 2 and Section 1933, Subsection 4, of the California Civil Code, as amended from time to time, and the provisions of any similar law hereinafter enacted.

          11.7   No Abatement of Rentals. The Rentals and other charges due
                 -----------------------
under this Lease shall not be reduced or abated by reason of any damage or destruction to the Premises, and Landlord shall be entitled to all proceeds of the insurance maintained pursuant to Section 9.1(b). Tenant shall have no claim
                                     --------------
against Landlord for compensation for inconvenience or loss of business during any period of repair or reconstruction.

          11.8   Liability for Personal Property. In no event shall Landlord
                 -------------------------------
have any liability for, nor shall it be required to repair or restore, any injury or damage to Tenant's Personal Property, or any other property installed or constructed in or upon the Premises by Tenant or at the expense of Tenant including alterations to the Premises made by Tenant.

     12.  Mechanic's Liens.
          ----------------

          12.1   Payment by Tenant for Services. Except for Landlord's
                 ------------------------------
obligation to pay for Landlord's Improvements and the Tenant Improvement Allowance, Tenant shall pay for all labor and services performed for, and all materials used by or furnished to, Tenant, Tenant's agents, or any contractor employed by Tenant with respect to the Premises at any time during the Lease Term. Tenant shall give notice to Landlord in writing ten (10) days prior to employing any laborer or contractor to perform services related to

(or receiving materials for use upon) the Premises, and prior to the commencement of any work of improvement on the Premises. Landlord shall have the right, at all times, to post and keep posted on the Premises, any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein from mechanics' and materialmen's liens, including without limitation a notice of nonresponsibility.

          12.2   Premises Free From Liens. Tenant shall keep Premises free from
                 ------------------------
any liens arising out of work performed, materials furnished, or obligations incurred by Tenant or Tenant's agents. Tenant shall indemnify, hold harmless and defend Landlord from any liens or encumbrances (including all costs, liabilities, and attorneys' fees with respect thereto) arising out of any work performed or materials furnished by or at the direction of Tenant or Tenant's agents. Should any claims of lien be filed against, or any action be commenced affecting the Premises and/or Tenant's interest in the Premises, Tenant shall give Landlord written notice of such lien or action within three (3) days after Tenant receives notice of the filing of the lien or the commencement of the action. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by posting a proper bond. All such sums paid by Landlord and all expenses incurred by Landlord in connection therewith, including attorneys' fees and costs, shall be payable to Landlord by Tenant as Additional Rent on demand.

     13.  Repairs and Maintenance.
          -----------------------

          13.1   Landlord's Maintenance Obligations. Subject to the provisions
                 ----------------------------------
of Section 11, Landlord at its expense, shall keep and maintain in good order,
   ----------
conditions and repair the Building's load bearing walls, roof structure (but not roof covering), the foundation and underground utility lines from the property line to the point of entry to the Building. If at any time during the Lease Term it is determined that the Building shell or other Landlord's Improvements were not constructed in compliance with all applicable laws in effect as of the Commencement Date, Landlord shall promptly correct any such noncompliance, as required by governmental authorities having jurisdiction over the Premises, at Landlord's sole cost without reimbursement by Tenant. In addition, Landlord shall correct at Landlord's sole expense (i) any latent defects in the non-structural portions of the Building installed by Landlord or in the parking areas, landscaped areas, or other facilities provided by Landlord outside the Building, which are discovered within twelve (12) months after delivery of possession of the Premises to Tenant and (ii) any latent defects in any structural elements contained in Landlord's Improvements. Landlord shall have no obligation to make repairs until a reasonable time after receipt of written notice from Tenant of the need for such repairs. Landlord shall have no maintenance, repair or replacement obligations whatsoever with respect to the Premises except as set forth in this Section.

          13.2   Tenant's Maintenance Obligations. Subject to the provisions of
                 --------------------------------
Section 10 and Section 13.1, Tenant, at its expense shall keep and maintain in
----------     ------------
good and sanitary order, condition, and repair the entire Premises, including, without limitation , roofing, interior and exterior walls, floors, ceilings, doors, windows, (excluding only load bearing walls, foundation, roof structure and underground utility lines from the property line the point of entry to the Building, unless damage thereto is caused by Tenant or Tenant's agent, in which event Tenant shall pay to Landlord, as Additional Rent, Landlord's cost and expense to repair said damage, which obligation of Tenant hereunder shall survive Lease Termination) gas, steam and electrical fittings, water, sewer and gas connections, plumbing, glass, electrical wiring, switches fixtures, signs, heating, ventilating and air conditioning equipment, skylights, sidewalks, landscaping and paving. Tenant shall repair any damage to the glass "curtain wall", except for repair required as a result of defective construction or materials. Tenant agrees to hire and enter into a written contract with a licensed contractor engaged in the business of maintaining air conditioning, ventilating and heating equipment to perform regular (not less than quarterly) and customary maintenance service and, if necessary, to repair or replace such equipment. Tenant shall deliver a copy of such contract to Landlord no later than the Commencement Date. Upon request from Landlord, Tenant shall deliver to Landlord copies of all HVAC service and repair records. If Tenant fails to provide adequate maintenance to the heating, ventilating and air conditioning equipment and systems, Landlord may employ an air conditioning, ventilating and heating maintenance firm to maintain the same and Tenant shall reimburse Landlord, as Additional Rent, for any and all costs thereof. Tenant shall, at its sole cost and expense, keep and maintain the landscaping of the grounds of the Premises in an attractive, slightly and well-kept condition. A copy of Tenant's written contract for landscape maintenance services shall be delivered to Landlord within five (5) days after Landlord's request. In the event Tenant fails to make any repairs or maintenance required of Tenant pursuant to this Section within five (5) days of written notice by Landlord, Landlord, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may enter into the Premises and perform such repairs or maintenance, in which event Tenant shall reimburse Landlord as Additional Rent for the cost of such maintenance or repairs on the next date upon which Base Rent becomes due; Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as a result of performing any such repairs or maintenance. The term "repair" as used herein shall include and mean painting, replacements, restorations, and/or renewals.

          (a) If Tenant reasonably determines that the roof covering of the Premises cannot be adequately repaired (and the damage has not been caused by Tenant) and requires total replacement, Tenant shall notify Landlord and the parties shall consult to determine the most appropriate manner to replace the roof. The roof replacement shall be treated as a capital improvement, the cost of which shall be paid initially by Landlord. The cost of the roof replacement shall be amortized over the useful life of the roof, according to generally accepted accounting principles using straight line amortization and an interest ratio equal to ten percent (10%), and Tenant shall reimburse Landlord monthly as additional rent for the monthly amortized cost of the roof.

          13.3   Waiver of Civil Code Remedies. Tenant waives the benefits of
                 -----------------------------
any statute now or hereafter in effect (including without limitation the provisions of subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California) which would otherwise afford Tenant the right to make repairs at Landlord's expense (or to deduct the cost of such repairs from Rentals due hereunder) or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair. Tenant acknowledges and agrees that Tenant's obligation to repair and maintain the Premises is part of the consideration for Landlord's renting the Premises to Tenant.

          13.4   Surrender of Premises. Upon Lease Termination, Tenant shall
                 ---------------------
surrender the Premises to Landlord in good condition, normal wear and tear excepted, and with (i) interior walls cleaned and repaired, (ii) all carpets cleaned and in good condition, (iii) all air conditioning, ventilating and heating equipment inspected and in good repair, (iv) all exterior walls, drop ceilings, paving, concrete, landscaping, lighting, and roofing in good condition normal wear and tear excepted, and all floors cleaned and waxed all to the reasonable satisfaction of Landlord. Upon demand Tenant shall reimburse Landlord for the cost of any and all damage other than normal wear and tear to the Premises. If the Premises are not surrendered at the Lease Termination as required by this Section, Tenant shall indemnify Landlord against loss or liability resulting from Tenant's failure to comply with the provisions of this Section, including, without limitation, any losses suffered by Landlord due to lost opportunities to lease the Premises to succeeding tenants. Landlord may, without abatement of Rentals, enter the Premises for alteration, renovation, or decoration during the last thirty (30) days of the Lease Term if Tenant has removed substantially all of Tenant's, property. Not later than ninety (90) days prior to Lease Termination, Tenant shall arrange with Landlord a mutually convenient date and time for a "pre-termination" inspection and Tenant and Landlord, together, shall inspect the Premises and Landlord shall indicate, at that time, all alterations, improvements or additions made by Tenant that are to be removed by Tenant prior to Lease Termination. Further, Landlord shall indicate any other items that Landlord believes must be repaired, replaced or restored, pursuant to the provisions of this Lease, by Tenant prior to Lease Termination. Landlord's failure to include any item on any list provided to Tenant at or following the pre-termination inspection shall not be deemed a waiver of Landlord's right to require full compliance with all Lease provisions regarding Lease Termination and surrender of Premises.

     14.  Alterations and Additions.
          -------------------------

          14.1   Prohibitions in General. Without first obtaining the prior
                 -----------------------
written consent of Landlord, which consent shall not unreasonably withheld, Tenant shall not demolish any portion of the Premises, or (i) make non-structural alterations, additions changes, repairs, enlargements or improvements to the Premises or any part thereof costing more than Fifty Thousand Dollars ($50,000) or (ii) make any structural alterations to the Premises regardless of cost or (iii) make any additions or alterations to the heating, ventilating and air conditioning (HVAC) , plumbing or electrical systems, regardless of the cost. Landlord may impose, as a condition to Landlord's consent, such requirements as Landlord may reasonably deem necessary, including without limitation: approval of plans for the work; the requirement that Tenant post a completion bond in an amount and form satisfactory to Landlord; that the contractor be licensed; and the requirement that Tenant reimburse Landlord for Landlord's actual costs incurred in reviewing any proposed alteration, addition, change, enlargement or improvement, whether or not Landlord's consent is granted, and a requirement that Tenant remove the alteration on or prior to Lease Termination. Tenant shall not make or permit to be made any alterations, additions, changes, enlargements or improvements to the Premises without acquiring and complying with the conditions of all permits required for such work by any governmental authority having jurisdiction thereof, at Tenant's sole cost and expense.

          14.2   Surrender of Alterations and Additions. All alterations,
                 --------------------------------------
improvements or additions made to the Premises by Tenant shall at Lease Termination become the property of Landlord and remain upon and be surrendered with the Premises; provided, at Landlord's option, Landlord may require Tenant to remove prior to the Lease Termination, some or all, alterations, improvements or additions made to the Premises by Tenant, whether or not consent was required, or given, to such alterations, improvements or additions. Landlord shall inform Tenant whether Landlord will require removal of any requested alterations when Tenant requests consent to such alterations. Tenant shall not be required to remove any Tenant Improvements described in Tenant's Approved Plans (as defined in Exhibit B, Section 3(a)(iv)), except for any portions that
                     ---------------------------
contain Hazardous Materials.

          14.3   Personal Property. The term "Personal Property" shall mean all
                 -----------------
personal property, trade fixtures, machinery, equipment, cabinetwork, furniture and movable partitions. All

Personal Property owned by Tenant or installed by Tenant, at its expense, in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease Term when Tenant is not in default hereunder. If after Lease Termination Tenant fails to remove any of Tenant's Personal Property, Landlord may deem the Personal Property abandoned and may dispose of it as Landlord deems appropriate. If Landlord elects to remove from the Premises such Personal Property, Tenant shall reimburse Landlord on demand for the cost of removing and storing any of Tenant's Personal Property.

          14.4   Repair of Premises. Tenant shall, at its sole cost and expense,
                 ------------------
repair all damage to the Premises caused by Tenant's removal of any alterations, improvements, additions or fixtures any Personal Property.

     15.  Fixtures. At Landlord's option, all fixtures, other than trade
          --------
fixtures, attached to the Premises shall be deemed to be a part of the realty and the Premises. However, if Landlord elects not to consider such fixtures as a part of the realty, Tenant shall remove any and all such fixtures prior to Lease Termination. Tenant at its sole cost shall repair all damage to the Premises caused by removal Tenant's fixtures, including without limitation repairing floors and painting walls.

     16.  Subsurface. Landlord expressly reserves the right to use subsurface
          ----------
areas of the Land, including without limitation the right to enter the Premises at all reasonable times with reasonable notice to perform such work in regard thereto as Landlord in its sole discretion shall determine including, without limitation installing and maintaining footings, supports and utilities and conducting tests.

     17.  Assignment and Subletting.
          -------------------------

          17.1   Prohibitions in General. The term "Transfer" shall mean any
                 -----------------------
event pursuant to which Tenant (whether voluntarily, involuntarily, or by operation of law) shall (i) assign, transfer, hypothecate, or encumber Tenant's interest in this Lease or in the Premises, (ii) allow all or any part of the Premises to be sublet, occupied, or used by any person or entity other than Tenant, (iii) transfer any right appurtenant to this Lease or the Premises, (iv) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner, or (v) permit any person or entity to assume or succeed to any interest of Tenant whatsoever in this Lease. Tenant shall not make, or permit, any Transfer, without Landlord's prior written consent in each instance, which consent may not be unreasonably withheld. Any Transfer without Landlord's consent shall constitute a Default by Tenant and shall be voidable at Landlord's option. Landlord's consent to any Transfer shall not constitute a waiver of the provisions of this Section as to any subsequent Transfer nor a consent to any subsequent Transfer. Landlord's -consent to any Transfer shall not release Tenant from

Tenant's obligations under this Lease. The provisions of this
Section expressly apply to all successors, sublessees, assignees and transferees of Tenant. In the event Landlord consents to a proposed Transfer, such Transfer shall be valid and the Transferee shall have the right to take possession of the Premises only if an executed counterpart of the assignment, sublease or other document evidencing the Transfer is delivered to Landlord, and such transfer document contains the same terms and conditions as stated in Tenant's notice given to Landlord pursuant to Section 17.4. No Transfer shall relieve Tenant
                              ------------
from any of Tenant's obligations under this Lease (to the extent such obligations existed prior to any such amendment, modification, extension or renewal) and Tenant shall remain obligated under this Lease notwithstanding any amendments, modifications, extensions or renewals of this Lease or any sublease made or entered into by such Transferee.

          17.2  Collection of Rent. Tenant irrevocably assigns to Landlord, as
                ------------------
security for Tenant's obligations under this Lease, all rent not otherwise payable to Landlord by reason of any Transfer of all or any part of the Premises as permitted by this Section. Landlord, as assignee of Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease, provided, however, that until the occurrence of any Default by Tenant or except as provided by the provisions of
Section 19.1, Tenant shall have the right to collect such rent.
------------

          17.3  Assumption Agreement. As a condition to Landlord's consent to
                --------------------
any Transfer, Tenant and Tenant's assignee, sublessee of all the Premises, encumbrancer, hypothecatee, or transferee (collectively "Transferee"), shall execute a written assumption agreement, in a form approved by Landlord, which Agreement shall include a provision that Tenant's Transferee shall expressly assume all obligations of Tenant under this Lease, and be and remain jointly and severally liable with Tenant for the performance of all conditions, covenants, and obligations under this Lease from the effective date of the Transfer of Tenant's interest in this Lease.

          17.4  Request for Transfer. Tenant shall give Landlord at least thirty
                --------------------
(30) days prior written notice of any desired Transfer and of the proposed terms of such Transfer, including but no limited to: the name and legal composition of the proposed Transferee; audited financial statements of the proposed Transferee prepared in accordance with generally accepted accounting principles for the three (3) years preceding the proposed effective date of the Transfer; the nature of the proposed Transferee's, business to be carried on in the Premises; the payment to be made or other consideration to be given on account of the Transfer; a current financial statement of Tenant; a detailed description of any Hazardous Materials to be used on the Premises by the Proposed Transferee, and other information requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective Transferee. Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested Landlord pursuant to this Section. Tenant shall immediately notify Landlord of any modification to the proposed terms of Transfer.

          17.5  Bonus Value. In the event of any Transfer, Tenant shall be
                -----------
entitled to twenty-five percent (25%) of the increased rent or other consideration in excess of the Sublease Rent Add-on (defined below) and the Landlord shall be entitled to Sublease Rent Add-on and seventy-five percent (75%) of all consideration in excess of that amount. The Sublease Rent Add-on shall be equal to Ten Cents ($0.10) per square foot per month, increased during the Term in the same percentage as Base Rent is increased pursuant to Section
                                                                      -------
5.2.
---

          17.6  Landlord's Rights. In the event that Tenant seeks to make any
                -----------------
Transfer of its interest in this Lease or the Premises, Landlord shall have the right to withhold its consent to such Transfer, as permitted pursuant to Section
                                                                         -------
17.1, or to exercise of the rights set forth in Sections (a) and (b) below. The
----
following rights are in addition to Landlord's right to withhold its consent to any Transfer, and may be exercised by Landlord in its sole discretion without limiting Landlord in the exercise of any other right or remedy at law or in equity which Landlord may have by reason of such Transfer:

               (a)  Terminate Lease. Landlord may terminate this Lease and
                    ---------------
release Tenant from any further liability hereunder by sending Tenant written notice of such termination within forty-five (45) days after receipt of Tenant's request for consent; provided, however, that Tenant may withdraw its notice of intent by written notice to Landlord at any time within ten (10) days after receipt by Tenant of Landlord's notice of termination, in which event this Lease shall continue in full force and effect. If Landlord elects to terminate this Lease and if Tenant does not withdraw its notice of intent, Tenant shall-surrender the Premises, pursuant to the terms of this Lease, on the date of the intended Transfer, which date shall have been set forth in Tenant's notice to Landlord.

               (b)  Acquisition of Tenant's Interest. Landlord may within forty-
                    --------------------------------
five (45) days after notice of intent to Transfer is deemed given by Tenant pursuant to Section 17.4 above, acquire the interest in this Lease and the Premises that Tenant proposes to Transfer, on the same terns and conditions as the proposed Transfer.

          17.7  Tenant's Rights. The provisions of Section 17.2 notwithstanding,
                ---------------                    ------------
in the event of Landlord's termination of this Lease pursuant to Section
                                                                 -------
17.6(a), Tenant shall be entitled to recover from Landlord any leasing
-------
commission paid or other reasonable costs incurred by Tenant in connection with the preparation by Tenant of the Premises for occupancy by a Transferee.

          17.8  Reasonable Provisions. Tenant expressly agrees that the
                ---------------------
provisions of this Section are not unreasonable standards or conditions for purposes of Section 1951.4(b)(2) of the California Civil Code, as amended from time to time.

          17.9  Exceptions. Notwithstanding anything contained the contrary in
                ----------
the foregoing:

               (a)  Assignment. Notwithstanding anything in Section 17 to the
                    ----------                              ----------
contrary, Tenant may transfer this Lease to any affiliate of Tenant. The provisions of Sections 17.2 through 17.4, inclusive shall be applicable to any
              -------------         ----
such proposed assignment to a subsidiary but the provisions of Section 17.5 and
                                                               ------------
Sections 17.6(a) or 17.7(b), shall not be applicable thereto. No such assignment
----------------    -------
shall relieve Tenant from any of Tenant's obligation under this Lease and Tenant shall remain obligated under this Lease notwithstanding any amendments, modifications, extensions, or renewals of this Lease or any subleases made or entered into by such assignee whether or not consented to by Tenant. If this Lease is assigned to a subsidiary of Tenant, any transfer of the capital stock of such subsidiary effectuating a change in control of such subsidiary shall be deemed a Transfer and all of the provisions of this Section 17 shall be
                                                    ----------
applicable thereto unless such stock is publicly traded.

     18.  Subordination; Lender Approval; Attornment; Estoppel Certificates;
          ------------------------------------------------------------------
Financial Statements.
--------------------

          18.1  Subordination. This Lease, at Landlord's option, shall be
                -------------
subject and subordinate the lien of any mortgages or deeds of trust (including all advances thereunder, renewals, replacements, modifications, supplements, consolidations, and extensions thereof) in any amount(s) whatsoever now or hereafter placed on or against (i) the Premises, or (ii) Landlord's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination; provided if Landlord elects to cause this Lease to be subordinate to the lien of any mortgages or deed of trust, nevertheless Tenant's rights under the Lease shall be recognized. If any mortgagee, beneficiary or lessor shall elect to have this Lease prior to the lien of its mortgage, or deed of trust, and shall give written notice thereof to Tenant, this lease, shall be deemed prior to such mortgage, deed of trust or lease, whether this Lease is dated prior or subsequent to the date of such mortgage, deed of trust, or lease or the date of the recording thereof.

          18.2  Subordination Agreements. Tenant shall execute and deliver upon
                ------------------------
demand, without charge, such further instruments evidencing subordination of this Lease to the lien of any mortgages or deeds of trust affecting the Premises as may be required by Landlord provided that such mortgagee or beneficiary under such mortgage or deed of trust agrees in writing that this Lease shall not be terminated and that Tenant's rights under the Lease shall be recognized in the event of any foreclosure or lease termination if Tenant is not in default under this Lease at the time of such foreclosure or termination. Failure of Tenant to execute instruments evidencing subordination of this Lease shall constitute a Default by Tenant hereunder.

          18.3 Attornment. In the event of foreclosure or the exercise of the
               ----------
power of sale under any mortgage or deed of trust made by Landlord and covering the Premises, Tenant shall attorn to the lessor or purchaser upon any such foreclosure or sale recognize such lessor or purchaser as the Landlord under Lease.

          18.4 Estoppel Certificates and Financial Statements.
               ----------------------------------------------

               (a) Delivery by Tenant. Tenant, within fifteen (15) days
                   ------------------
following request by Landlord and without charge, shall execute and deliver to Landlord any and all documents requested by Landlord in connection with the sale or financing of the Premises or any lender making a loan affecting the Premises, including without limitation a certificate in substantially the form attached hereto as Exhibit E, estoppel certificates, and current published financial
          ---------
statements. Landlord may require that any estoppel certificates shall (i) certify that this Lease is unmodified and in full force and effect (or, if modified, state the nature of such modification and certify that this Lease, as so modified, is in full force and effect) and has not been assigned, (ii) certify the date to which Rentals are paid in advance, if any, (iii) acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specify such defaults if claimed, (iv) evidence the status of this Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord, (v) warrant that in the event any beneficiary of any security instrument encumbering the Premises forecloses on the security instrument or sells the Premises pursuant to any power of sale contained in such security instrument, such beneficiary shall not be liable for the Security Deposit unless delivered to such Beneficiary, (vi) certify the date Tenant entered into occupancy of the Premises and the Termination Date, (vii) certify that to Tenant's knowledge, all Landlord's Improvements have been satisfactorily completed, or if not, specify any deficiencies known to Tenant with Landlord's Improvements. Any such estoppel certificate may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          (b) Failure to Deliver. Tenant's failure to deliver an estoppel
              ------------------
certificate as required pursuant to Section 18.4(a) shall be conclusive upon
                                    ---------------
Tenant that (i) this Lease
is in full force and effect, without modification except as may be represented by Landlord, (ii) there are then no uncured defaults in Landlord's performance,
(iii) no Rentals have been paid in advance except those that are set forth in this Lease, (iv) no beneficiary of any security instrument encumbering the Premises shall be liable for the Security Deposit in the event of a foreclosure or sale under such security instrument, and (v) Tenant has entered occupancy of the Premises on such date as may be represented by Landlord and is open and conducting business at the Premises.

     19.  Remedies Upon Default by Tenant.
          -------------------------------

          19.1 Events of Default. The term "Default by Tenant" shall mean the
               -----------------
occurrence of any of the following events:

               (a) Failure by Tenant to pay within five (5) days after notice from Landlord of nonpayment any Rentals due hereunder or any other payment due hereunder;

               (b) Commencement, and continuation for at least sixty (60) days, of any case, action, or proceeding by, against, or concerning Tenant under any federal or state bankruptcy, insolvency, or other debtor's relief law, including without limitation, (i) a case under Title 11 of the United States Code concerning Tenant, whether under Chapter 7, 11, or 13 of such Title or under any other Chapter, or (ii) a case, action, or proceeding seeking Tenant's financial reorganization or an arrangement with any of Tenant's creditors;

               (c) Voluntary or involuntary appointment of a receiver, trustee, keeper, or other person who takes possession for more than thirty days of substantially all of Tenant's assets or of any asset used in Tenant's business on the Premises, regardless of whether such appointment is as a result of insolvency or any other cause;

               (d) Execution of an assignment for the benefit of creditors of substantially all assets of Tenant available by law for the satisfaction of judgment creditors;

               (e) Commencement of proceedings for winding up or dissolving (whether voluntary or involuntary) the entity of Tenant, if Tenant is a corporation or a partnership;

               (f) Levy of a writ of attachment or execution on Tenant's interest under this Lease, if such writ continues for a period of ten (10) days;

               (g) Transfer or attempted Transfer of this Lease by Tenant contrary to the provisions of Section 17;
                              ----------

               (h) Failure by Tenant, after ten (10) days notice, to maintain insurance in accordance with Section 9; or
                             ---------

                 (i) Failure of Tenant, after ten (10) days notice, to deliver a subordination agreement in accordance with the terms of Section 18.2 or to
                                                          ------------
deliver an estoppel certificate in accordance with the terms of Section 18.4; or
                                                                ------------
                 (j) Failure by Tenant to perform any other term, covenant, condition, warranty, or provision contained in this Lease other than those Defaults set forth in Sections 18.1(a) through (j), inclusive, where such failure continues for the period set forth in this Lease within which Tenant is required to perform or refrain from acting, or if no such period is stated for a period of thirty (30) days after notice from Landlord; except, however, if such default is of such nature that Tenant cannot reasonably cure within said thirty
(30) day period, Tenant shall not be in Default if Tenant commences cure within said thirty (30) day period and diligently and in good faith continues to prosecute such cure to completion.

          19.2   Rights of Landlord Upon Tenant's Default. Upon any Default by
                 ----------------------------------------
Tenant, Landlord shall have the right to terminate this Lease and Tenant's right to possession of the Premises by giving written notice of termination to Tenant, and to recover from Tenant:

                 (a) The worth at the time of award of the unpaid Rentals which had been earned at the time of termination;

                 (b) The worth at the time of award of the amount by which the unpaid Rentals which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                 (c) The worth at the time of award (computed by discounting at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid Rentals for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that, Tenant proves could be reasonably avoided; and

                 (d) Any other amounts necessary to compensate Landlord for detriment proximately caused by the Default by Tenant or which in the ordinary course of events would likely result.

                 (e) The "worth at the time of award" of the amounts referred to in subparagraphs (a) and (b) of this Section 19.2 is computed by allowing
                                        ------------
interest at an annual rate equal to the greater of: ten percent (10%) ; or five percent (5%) plus the Federal Discount Rate of the Federal Reserve Bank of San Francisco in effect as of the twenty-fifth (25th) day of the month immediately preceding the Default by Tenant.

          19.3   Continuance of Lease. Upon Default by Tenant and unless and
                 --------------------
until Landlord elects to terminate this Lease pursuant
to Section 19.2, this Lease shall continue in effect after the Default by Tenant
   ------------
and Landlord may enforce all rights and remedies under this Lease, including without limitation, the right to recover payment of Rentals as they become due. Neither efforts by Landlord to mitigate damages caused by a Default by Tenant nor the acceptance of any Rentals shall constitute a waiver by Landlord of any of Landlord's rights or remedies, including the rights and remedies specified in
Section 19.2. The rights of Landlord under this Section shall in addition to all other rights to which Landlord is entitled in accordance with Applicable Law.

     20.  Condemnation.
          ------------

          20.1   Definition of Terms.  For the purpose of this Lease the term:
                 -------------------

                 (a) "Taking" means a taking of the Premises or damage related to the exercise of the power of eminent domain includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, persons or corporate entity empowered to condemn property.

                 (b) "Total Taking" means the Taking of the entire Premises or so much of the Premises as to prevent or substantially impair the use thereof by Tenant as reasonably determined by Tenant for the uses herein specified.

                 (c) "Partial Taking" means the Taking of only a portion of the Premises which does not constitute a Total Taking.

                 (d) "Date of Taking" means the dare upon which title to the Premises, or a portion thereof, passes to and vests the condemnor or the effective date of any order for possession issued prior to the date title vests in the condemnor.

                 (e) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

                 (f) "Temporary Taking" means the Taking of all or part of the Premises for a temporary period ending prior to the expiration of the Lease Term.

          20.2   Rights. The parties agree that in the event of a Taking all
                 ------
rights between them or in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein.

          20.3   Total Taking. In the event of a Total Taking during the Lease
                 ------------
Term;

                 (a) The rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking;

                 (b) Landlord shall refund to Tenant any prepaid but unearned Rentals and the unused balance of the Security Deposit;

                 (c) Tenant shall pay to Landlord any Rentals due Landlord under the Lease, prorated as of the Date of Taking;

                 (d) Tenant shall receive from the Award those portions of the Award attributable to Tenant's trade fixtures and moving expenses of Tenant and unamortized value of Tenant Improvements paid for by Tenant; and

                 (e) The remainder of the Award shall be paid to and be the property of Landlord.

          20.4   Partial Taking. In the event of a Partial Taking during the
                 --------------
term hereof:

                 (a) The rights of Tenant under the Lease and leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking;

                 (b) From and after the Date of Taking, the current Base Rent shall be reduced in the proportion that the value of the portion of the Premises taken bears to the total value of the Premises prior to the Taking. The value of the portion of the Premises taken shall be the total amount of the Award, minus any portion of the Award for consequential damages and minus any portion of the Award attributable to the trade fixtures of Tenant;

                 (c) Tenant shall receive from the Award those portions of the Award attributable to Tenant's trade fixtures and the unamortized value of Tenant Improvements paid for by Tenant; and

                 (d) The remainder of the Award shall be paid to and be the property of Landlord.

     Each party waives the provisions of California Code of Civil Procedure
Section 1265.130 allowing either party to Petition the Superior Court to terminate this Lease in the event of a Partial Taking.

          20.5   Restoration Obligation. In the event of a Partial Taking,
                 ----------------------
Landlord shall promptly proceed to rebuild, repair and restore the remainder of the Building and/or Improvements to a complete, independent and self-contained architectural unit. However, Landlord shall contribute to the cost of restoration an amount which shall not exceed the amount of any separate Award made for consequential damage to the Building and/or Improvements and received by Landlord. In the event there is no separate Award for consequential damage, the same shall be fixed and settled by the agreement of the parties, and if there is no such agreement, then by arbitration administered by and pursuant to the then existing rules of the American Arbitration Association. The balance of such separate Award or allocated amount not so used shall belong to and be the property of Landlord. In the event the Award received and paid to Landlord is insufficient to rebuild or restore the Premises, either party may, upon notice to the other, terminate this Lease.

          20.6   Temporary Taking.  In the event of a Temporary Taking:
                 ----------------

                 (a)  This Lease shall continue in full force and effect;

                 (b)  The Award shall be paid to Landlord;

                 (c) Any Rentals which become due during the period of the Temporary Taking shall be reduced by the amount of the Award received by Landlord;

                 (d) Any excess of the Award over the amount of Rentals which become due during the period of the Temporary Taking shall be the property of Landlord; and

                 (e) If the Award is not sufficient to pay the Rentals as they become due during the period of the Temporary Taking, any deficiency shall be paid by Tenant to Landlord as Rentals become due.

     21.  Holding Over. This Lease shall terminate without further notice at the
          ------------
expiration of the Lease Term. Any holding over Tenant after Lease Termination shall not constitute a renewal extension of the Lease Term or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after Lease Termination, with or without the express or implied consent of Landlord, shall be construed to be a tenancy from month to month, at one hundred fifty percent (150%) of the Base Rent for the month preceding Lease Termination in addition to all Additional Rent payable hereunder, and shall otherwise be on the terms and conditions herein specified insofar as applicable. If Tenant remains in possession of the Premises after Lease Termination without Landlord's consent, Tenant shall indemnify Landlord against any loss or liability resulting from Tenant's failure to surrender the Premises, including without limitation, any claims made by any succeeding tenant based on delay in the availability of the Premises.

     22.  Flood Notification; National Flood Insurance Program. The Premises may
          ----------------------------------------------------
be located in a "flood zone" as set forth on United States Department of Housing and Urban Development ("H.U.D.") "Special Flood Zone Area Maps." The applicable law requires that as a condition of obtaining financing on most properties located in "flood zones," banks, savings and loan associations, and some insurance lenders will require that H.U.D.

flood insurance be carried. where the property or its attachments are security for the loan. This requirement is mandated by the H.U.D. National Flood Insurance Program, which requirement became effective March 1, 1976. No representations on this matter been made to Tenant by brokers, Landlord, or its agent or employees and Tenant, by its execution of this Lease, agrees to make its own inquiry or investigation.

     23.  Alquist-Priolo Notification; Alquist-Priolo Special Earthquake Studies
          ----------------------------------------------------------------------
Zone Act. The Premises may be situated "Special Study Zone" as designated under
--------
the Alquist-Priolo Special Studies Zone Act (the "Act"), Sections 2621-2630, inclusive, of the California Public Resources Code; and, as such, any construction development of any structure for human occupancy on the Land on which the Building is situated may be subject to the findings of geologic report prepared by a geologist registered in the State California, unless such report is waived by the City of San Jose County of Santa Clara under the terms of the Act. No representations on this matter have been made to Tenant by broke Landlord, or its agents or employees, and Tenant, by its execution of this Lease, agrees to make its own inquiry or investigation.

     24.  Notices. Any notice required or desired to be given under this Lease
          -------
shall be in writing with copies directed as indicated and shall be personally served or given by mail. Any notice given by mail shall be deemed to have been given when served or, if mailed, as of seventy-two (72) hours from the time when such notice was deposited in the United States mails (certified or registered, return receipt requested, postage prepaid), addressed to the party to be served with a copy as indicated herein. Either party may change its address for purposes of notice by giving notice of such change of address to the other party in accordance with the provisions of this Section 24. At the date of execution of this Lease, the addresses of the parties are:

     Landlord:   Melchor Investment Company
                 635 Emerson Street
                 Palo Alto, CA 94301
                 Attn: Gregory L.  Melchor

     Tenant:     Applied Materials
                 Global Real Estate and Facilities
                 3050 Bowers Avenue, M/S 8003
                 Santa Clara, CA 95054
                 Attn:  Corporate Real Estate Manager

     25.  Attorneys' Fees. In the event either party shall bring any action or
          ---------------
legal proceeding for damages for an alleged breach of any provision of this Lease, to recover Rentals, to terminate the tenancy of the Premises, or to enforce, protect or interpret any term or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorneys' fees and court costs as may be fixed by the court or jury. Any award of attorneys' fees may, at the option of Landlord, be made a part of the judgment and considered as an item of costs. .

     26.  Successors. Subject to the provisions of Section 17, the covenants and
          ----------                                ----------
agreements contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns.

     27.  Landlord Default. Landlord shall not be in default under this Lease
          ----------------
unless Tenant shall have given Landlord written notice of the breach and, within thirty (30) days after notice, Landlord has not cured the breach or, if the breach is such that it cannot reasonably be cured under the circumstances within thirty (30) days, has not commenced diligently to prosecute the cure to completion. Any money judgment attained by Tenant based upon Landlord's breach of this Lease shall be satisfied only out of proceeds of the sale or disposition of Landlord's interest in the Premises (whether by Landlord or by execution of judgment). In the event of any default on the part of Landlord under this Lease, Tenant shall give notice by registered mail to any beneficiary of a deed of trust or mortgagee of a mortgage, affecting the Premises whose address shall have been furnished to it, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by receiver, if such should prove necessary to effect a cure; provided such beneficiary or mortgagee cures after beneficiary or mortgagee takes possession but in no event more than thirty (30) days after Landlord's cure period has expired. If beneficiary or mortgagee has not used due diligence and the default is not cured within thirty (30) days from beneficiary or mortgagee taking possession and title, then Tenant may terminate this Lease.

     28.  Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon
          ---------------
Tenant paying Rentals and performing its covenants and conditions under the Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the Lease Term subject, however, to the terms of this Lease and of any mortgages or deeds of trust affecting the Premises, and the rights reserved by Landlord hereunder.

     29.  Merger. The voluntary or other surrender of this Lease by Tenant, or a
          ------
mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases of subtenants.

     30.  Waiver. The waiver by either party of any breach of any term, covenant
          ------
or condition herein contained (or the acceptance by either party of any performance by the other party after the time the same shall become due) shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach thereof or of any other term, covenant or condition herein contained, unless otherwise expressly agreed to in writing by the waiving party. The acceptance by Landlord of any sum less than that which is required to be paid by Tenant shall be deemed to have been received only on account of the obligation for which it is paid (or for which it is allocated by Landlord, in Landlord's absolute discretion, if Tenant does not designate the obligation as to which the payment should be credited), and shall not be deemed an accord and satisfaction notwithstanding any provisions to the contrary written on any check or contained in any letter of transmittal. No custom or practice which may arise between the parties hereto in the administration of the terms of this Lease shall be construed as a waiver or diminution of Landlord's right to demand performance by Tenant in strict accordance with the terms of this Lease.

     31.  Entire Agreement. Any agreements, warranties, or representations not
          ----------------
expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, whether written or oral, between Landlord and its agents and Tenant and its agents with respect to the Premises or this Lease. This Lease constitutes the entire agreement between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until and unless set forth in a written instrument signed by both Landlord and Tenant.

     32.  Landlord's Right to Perform Tenant's Covenants. Except as otherwise
          ----------------------------------------------
expressly provided herein, if Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, including without limitation the payments and obligations described in Section
                                                                       -------
8, Section 9, and Section 14.2, Landlord upon ten (10) days written notice to
-  ---------      ------------
Tenant may, but shall not be obligated to, without waiving or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent that Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and costs in connections therewith shall be due and payable by Tenant as Additional Rent upon demand.

     33.  Authority. If Tenant is a corporation, each individual executing this
          ---------
Lease on behalf of said corporation represents and warrants, but without personal liability therefor, that the party is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with the by-laws of Tenant, and that this Lease is binding upon Tenant in accordance with its terms. Tenant hereby represents, warrants and covenants:

          (a)  Tenant is a valid and existing corporation;

          (b)  Tenant is qualified to do business in California;

          (c) All material fees and all franchise and corporate taxes are paid to date;

          (d) The signers of this Lease are properly authorize to execute this Lease.

     34.  Landlord Not a Trustee. Landlord shall not be deemed to be a trustee
          ----------------------
of any funds paid to Landlord by Tenant (or held by Landlord for Tenant) pursuant to this Lease, including without limitation the Security Deposit. Landlord shall not be required to keep any such funds separate from Landlord's general funds, Landlord may use such funds in its ordinary business and transfer or assign such funds. Any such funds held by Landlord pursuant this Lease shall not bear interest.

     35.  Withholding of Landlord's Consent. Notwithstanding any other provision
          ---------------------------------
of this Lease, where Tenant is required to obtain the consent (whether written or oral) of Landlord to do any act, or refrain from the performance of any act, Tenant agrees that if Tenant is in default with respect to any term, condition, covenant or provision of this Lease (after notice and opportunity to cure), then Landlord shall be deemed to have acted reasonably withholding its consent if said consent is, in fact, withheld.

     36.  Exhibits. All exhibits attached to this Lease shall be deemed to be
          --------
incorporated herein by the individual reference to each such exhibit, and all such exhibits shall be deemed to be a part of this Lease as though set forth in full in the body of the Lease.

     37.  Broker's Fee. Landlord has entered into an agreement with Wayne Mascia
          ------------
Associates with regard to brokerage services and Landlord will pay any fees due Wayne Mascia Associates in accordance with a separate agreement between Landlord and Wayne Mascia. Tenant represents and warrants that it has had no dealing with any other real estate broker, agent, or finder in connection with the Premises or this Lease and that it knows of no other such broker, agent, or finder who is entitled to or can assert a claim for a commission or other fee in connection with this Lease. Each party shall indemnify and hold the other party harmless from and against any and all claims, demands, losses, liabilities and costs with respect to any alleged leasing commission or fee owing, as a result of the act of the indemnifying party, or alleged to be owing to any such other broker, agent- or finder.

     38.  General.
          -------

          38.1   Headings. The section and subsection headings used in this
                 --------
Lease are for convenience of reference only. They shall not be construed to limit or extend the meaning of any part of this

Lease, and shall not be deemed relevant in resolving any question of interpretation or construction of any section of this Lease.

          38.2   Definition of Landlord. The term Landlord as used in this
                 ----------------------
Lease, so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Premises. In the event of any transfer of such interest, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall from and after the date of such transfer or conveyance be freed and relieved of all liability with respect to performance to any covenants or obligations on the part of Landlord contained in this Lease upon execution by the grantee of a written assumption of Landlord's obligations under this Lease; provided, any funds in the hands of Landlord or the then grantor at the time of such transfer and in which Tenant has an interest, less any deductions permitted by law or this Lease, shall be turned over to the grantee. The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the provisions of this Section, be binding upon each Landlord and its heirs, personal representatives, successors and assigns only during its respective period of ownership. Except as provided in this Section, this Lease shall not be affected by any transfer of Landlord's interest in the Premises, and Tenant shall attorn to any transferee of Landlord provided that all of Landlord's obligations hereunder are assumed in writing by such transferee.

          38.3   Definition of Agents. For purposes of this Lease and without
                 --------------------
otherwise affecting the definition of the word "agent" or the meaning of "agency," the term "agents" shall be deemed to include the agents, employees, servants, invitees, contractors, successors, guests, customers, subcontractors, representatives, partners, affiliated companies, and any other person or entity related in any way to the respective party, Landlord or Tenant.

          38.4   Interpretation of Terms. The words "Landlord" and "Tenant" as
                 -----------------------
used herein shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter.

          38.5   Executed Copies. Any executed copy of this Lease shall be
                 ---------------
deemed an original for all purposes.

          38.6   Time of Essence. Time is of the essence as to each and every
                 ---------------
provision in this Agreement requiring performance within a specified time, except as to the conditions relating to the delivery of possession of the Premises to Tenant.

          38.7   Severability. In case any one or more of the provisions
                 ------------
contained herein, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. However, if Tenant's obligation to pay the Rentals determined to be invalid or unenforceable, this Lease at the option of Landlord shall terminate.

          38.8   Governing Law. This Lease shall be construed enforced in
                 -------------
accordance with the laws of the State of California.

          38.9   Joint and Several Liability. If Tenant is more than one person
                 ---------------------------
or entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

          38.10  Short Form of Lease. Landlord and Tenant shall execute and
                 -------------------
acknowledge a short form of this Lease in the form attached hereto as Exhibit F and shall record the short form of Lease in the Recorder's office of Santa Clara County at any time thereafter.

     39.  Extension.
          ---------

          39.1   Extended Term. Provided Tenant is not in default under this
                 -------------
Lease at the time of the exercise of the option to extend the Lease Term, Tenant shall have the right to extend the Lease Term for one five (5) year period ("Extended Term"). Tenant may exercise its option to extend the Lease Term only by delivering written notice of exercise to Landlord at least one hundred eight
(180) days prior to the expiration of the Lease Term. Time is of the essence. If, for any reason whatsoever, Landlord does not receive Tenant's written exercise of its option on or before the one hundred eightieth (180) day prior to the expiration of the Lease Term, this option shall automatically terminate, without further notice. The Extended Term shall be on all the same terms covenants and conditions set forth in this Lease, except for the adjustment to Base Rent set forth below.

          39.2   Effect of Renewal. Once Tenant delivers a notice of exercise,
                 -----------------
Tenant may not withdraw such exercise, and such notice shall operate to extend the Lease Term (unless Tenant is in default under his Lease at the time of the exercise of the option). Upon any extension of the Term pursuant to this Section, the term "Lease Term" as used in this Lease shall thereafter include the Extended Term as set forth in this Section and the Lease Termination shall be the date of the expiration of the Extended Term. Except for the monthly Base Rent which shall be adjusted as set forth below, all other Rentals provided for in this Lease shall be applicable and payable by Tenant during the Extended Term.

          39.3   Base Rent Adjustment. The monthly Base Rent for the extended
                 --------------------
Term shall be determined by increasing the initial Base Rent of Sixty Nine Thousand Nine Hundred Dollars ($69,900) Rent by the same percentage that the CPI has increased since the date of publication of the Beginning Index (as defined in Section 5. 2 (a).
   ----------------

The calculation of the increase shall be made in the manner described in Section
                                                                         -------
5.2, provided that the Adjustment Index shall be the CPI published immediately
---
prior to two months before the first day of the Extended Term.

By way of continuing with the example in Section 5.2(a), if the first day of the
                                         --------------
Extended Term is March 1, 2001, the CPI published immediately prior to January 1, 2001 would be the Adjustment Index. Assume the Adjustment Index is 390.

     (1)       Adjustment Index               390
               Beginning Index                300
                                              ---
                      Index Change             90

     (2)       Index change                    90 = 90 divided by 300 = 30%
                                              ---
               Beginning Index                300

     (3)       Base at
               Commencement Date             $1,000
               Percentage Change             x  .30
                                             ------
                      Increase               $  300

     (4)       Initial Base Rent             $1,000
               Increase rent                +   300
                                             ------
               New Base Rent                 $1,300

     40.  Notice Of Offers.
          ----------------

          40.1   Offering Notice. If at any time during the Lease Term Landlord
                 ---------------
decides to sell the Premises, Landlord shall make a written offer ("Offering Notice") to Tenant which shall contain the purchase price for the Premises and the material terms and conditions of the proposed sale. Tenant and Landlord will have thirty (30) days ("Offering Period") to negotiate terms and conditions of a possible purchase by Tenant. During the Offering Period, Landlord may market the Premises and may enter into nonexclusive negotiations with other parties for the sale of the Premises. If Landlord and Tenant have not executed a letter of interest (which shall supersede the provisions of this Section 40.1) within the
                                                       ------------
Offering Period, Landlord shall have no further obligations under this Section.

          40.2   Unsolicited Offer. If at any time during the Lease Term
                 -----------------
Landlord receives an unsolicited offer to purchase the Premises which Landlord would consider accepting either as is or following certain modifications ("Unsolicited Offer"), Landlord shall notify Tenant in writing of the business terms and conditions of the Unsolicited Offer and such modifications ("Unsolicited Offer Notice"). Tenant agrees to notify Landlord within ten (10) business days from Tenant's receipt of the Unsolicited Offer Notice but in no event later than two (2) business days prior to the expiration of the Unsolicited Offer ("Unsolicited Offer Period") whether, Tenant is interested in acquiring the Premises and the terms and conditions of its offer to acquire the Premises. Landlord agrees not to accept such Unsolicited Offer or to enter into exclusive negotiations with respect to such Unsolicited Offer during the Unsolicited Offer Period. If Tenant's offer is equal to or better than the terms set forth in the Unsolicited Offer Notice (in Landlord's reasonable judgment), then Landlord agrees to enter into negotiations with Tenant for the sale of the Premises. If Tenant fails to respond within the Unsolicited Offer Period or if Tenant's proposed terms and conditions are not equal to or better than the terms set forth in the Unsolicited Offer Notice (in Landlord's reasonable judgment), then Tenant shall be deemed to have rejected the offer and Landlord shall have no further obligation under this Section with respect to such Unsolicited Offer. Nothing in this Lease shall be deemed to give Tenant a right of first refusal to purchase the Premises.

          40.3   Multiple Properties. Tenant understands that landlord owns
                 -------------------
other properties that are located in the general vicinity of the premises. If any unsolicited offer includes one, or more, of landlord's other properties, or is conditioned upon the simultaneous sale of other of landlord's properties, tenant may exercise its rights hereunder following receipt of an unsolicited offer only by purchase of all the properties described in unsolicited offer.

     41.  Grant of Option to Lease. Landlord hereby grants to Tenant an option
          ------------------------
to lease all (but not less than all) that certain real property owned by Landlord and commonly known as 4900 Old Ironsides Drive, 4850 Old Ironsides Drive and 2950 Democracy Way, Santa Clara, California (collectively the "Option Parcels") on the terms and conditions set forth below.

          (a) The Option Parcels currently are subject to option granted by Landlord to IBM pursuant to existing leases (the "Existing Leases") to extend the term of the Existing Leases on the Option Parcels. Tenant's rights under this section are condition upon IBM not exercising its rights to extend the Existing Leases pursuant to IBM's option rights in the Existing Leases. If IBM properly exercises its rights to extend the term of the Existing Leases, this grant of option to lease the Option Parcels shall automatically terminate and be of no further force and effect.

          (b) If IBM fails to exercise its option to extend the term of the Existing Leases, Tenant's option rights shall commence on March 1, 1996 and shall terminate on May 15, 1996 at 5 o'clock p.m. (the "Option Term"). If Tenant fails to exercise its option during the Option Term, Tenant's option rights with regard to the Option Parcels shall automatically terminate and be of no further force and effect.

          (c) If the condition to Tenant's option rights hereunder is met, Tenant may exercise its option to lease the Option Parcels by, and only by, delivering to Landlord during the Option Term written notice of exercise of Tenant's option. Tenant shall bear the risk of delivery and the Tenant's option rights hereunder shall automatically terminate if Landlord does not receive Tenant's notice of exercise during the Option Term, notwithstanding that Tenant may have mailed, or otherwise attempted, to deliver a notice of exercise within the Option Term.

          (d) If Tenant properly exercises its option to lease Option Parcels, Tenant's occupancy of the option Parcels shall on substantially all the terms and conditions of the L Agreement (Single Tenant Industrial) for 4600 Old Ironsides Dr Santa Clara, California (the "4600 Lease") , except as changed reflect the three building campus and other differences in properties and except for the following:

               (i) The term for each parcel shall commence on following (with the occupancy date for each occurring sequentially):

                      For the first parcel, on the first to occur (a) the fifteenth (15th) day following vacation of such par by the current occupant or (b) the date Tenant takes possession of the parcel (the "First Parcel Commencement Date").

                      For the second parcel, on the first to occur (a) ninety
     (90) days following the First Parcel Commencement Date or (b) the date Tenant takes possession of the second parcel.

                      For the third parcel, on the first to occur of (a) one hundred eighty (180) days following the First Parcel Commencement Date or
     (b) the date Tenant takes possession of the third parcel.

               (ii)   All Option Parcels shall be subject to one lease document.

               (iii) Landlord will deliver to Tenant the Option Parcels in "as is" condition except that the buildings will be good condition and repair for buildings of their age and construction and all "usual" building systems will be in good operating order (the Tenant recognizes that the building on the Option Parcels are approximately nineteen (19) years old). Except for any work that is required to place "usual" building systems in good operating order and to place the option Parcels and building in good condition and repair for buildings of their age an construction, Landlord shall have no obligation to make an improvements to, or repairs of, the Option Parcels.

          (e) Base Rent for the option Parcels will be between $.85 per square foot and $1.00 per square foot, in an amount agreed by and between Landlord and Tenant within thirty (30) days following Tenant's exercise of its option. If Landlord and Tenant are unable to agree on the Base Rent, Tenant Is option rights expire and be of no further force and effect as of the thirtieth (30th) day following Tenant's exercise of its option. Base will be subject to increase as agreed between the parties.

          (f) Tenant's option to lease the Option Parcels terminate upon any material Default by Tenant under the 4600 Lease unless such Default is cured during any applicable cure period.

          41.1   Notice of Intention to Lease. If IBM fails exercise its option
                 ----------------------------
to extend the term of the Existing Leases if Landlord does not elect to sell the Existing Premises to Siemens, and at such time as Landlord determines the terms which it intends to market the option Parcels, either together or singly, to the general public, Landlord shall to Tenant send courtesy notice which shall contain general leasing information that will be disseminated to the public regarding lease terms. courtesy notice will not be an offer to lease nor will it binding upon Landlord nor will it confer any rights on Tenant. Rather, the courtesy notice merely is intended to inform Tenant the status of Landlord's efforts. Except for a courtesy notice the commencement of Landlord's formal marketing program for Option Parcels, Landlord shall have no obligation to Tenant regard to the option Parcels and Tenant shall have no rights first refusal, right of first offer or option right under this Section.

                              LANDLORD:

                              MELCHOR INVESTMENT COMPANY, a California general partnership

                              By:  /s/ Gregory L. Melchor
                                   ---------------------------------------------
                                   Gregory L.  Melchor
                                   Managing General Partner

                              Date:                  1/27/96
                                     -------------------------------------------

                              TENANT:

                              APPLIED MATERIALS, INC., a Delaware corporation

                              By:  /s/ Howard L. Neff
                                   ---------------------------------------------

                              Its:     Group Vice President
                                    --------------------------------------------

                              Date:      Feb. 15, 1996
                                     -------------------------------------------

                               EXHIBIT A TO LEASE

                               LEGAL DESCRIPTION

All that certain property situate in the City Of Santa Clara, State of California, described as follows:

     Parcel 32, as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State California on January 25, 1977, in Book 387 of Maps, page 44.

                               EXHIBIT B TO LEASE
                               ------------------

                           (SINGLE TENANT INDUSTRIAL)
                           --------------------------

                             CONSTRUCTION ADDENDUM
                             ---------------------

     This exhibit, entitled "Construction Addendum", is and she constitute Exhibit B to that certain Lease Agreement (Single Tenant Industrial) dated
---------
January 27, 1996 (the "Lease") by and between Melchor Investment Company, a California general partnership ("Landlord") and Applied Materials, Inc., a Delaware corporation ("Tenant"). The terms, conditions and provisions of this Exhibit B are hereby incorporated into and are made a part of the Lease. Any
---------
capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

     1.   Landlord's Improvements.  Subject to the conditions set forth below,
          -----------------------
Landlord agrees to construct and install the Landlord's Improvements pursuant to the terms of this section.

          a.   Definition. Landlord's Improvements shall mean those improvements
               ----------
that are described in (i) those certain plans and specifications prepared by TSH Architects, described in Schedule A hereto(the "TSH Plans") (ii) those certain plans and specifications prepared by Kier & Wright, described in Schedule hereto and (iii) those certain plans and specifications prepared by Dasse Design, Inc., described in Schedule A hereto (collectively the "Landlord's Plans"). Except for the work described in Landlord's Plans and Landlord's payment of the Tenant Improvement Allowance (described in section 2 below) Landlord shall have no obligation to make any improvements to the Building, the Land or the Premises.

          b.   Schedule. As soon as practicable after the execution of the
               --------
Lease, Landlord shall submit the plans to the City of Santa Clara for approval and issuance of necessary building permits. As soon as practicable after the issuance of the necessary building permits, Landlord shall commence work on Landlord's Improvements and shall diligently pursue the work to completion. The target date for substantial completion of the Landlord's Improvements (except for the landscaping and parking lot work) is March 20, 1996. The target date for substantial completion of the landscaping and parking lot work is the Rent Commencement Date.

          c.   Delay in Substantial Completion. If the two portions of
               -------------------------------
Landlord's Improvements ((i) the landscaping and parking lot work, and (ii) the balance of the Landlord's Work) are not substantially completed on or before the target dates for substantial completion, (i) Landlord agrees to use commercially reasonable efforts to substantially complete Landlord's

Improvements as soon as practicable thereafter, (ii) the Lease shall remain in full force and effect, (iii) Landlord shall not be deemed to be in breach or default of the Lease or this Exhibit B as a result thereof and Landlord shall
                             ---------
have no liability to Tenant as a result thereof and Landlord shall have no liability as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise) , and (iv) except in the event of any Tenant Delays, and notwithstanding anything to the contrary contained in the Lease the Commencement Date and the Termination Date of the Lease Term shall be extended commensurately by the amount of time attributable to such delays. Notwithstanding the foregoing, so long as Tenant has not commenced construction of Tenant's Improvements, Tenant shall have the right to terminate this Lease if Landlord's Improvements are not substantially completed on or before September 20, 1996.

          d.   Commencement Date Memorandum. Within thirty (30) days following
               ----------------------------
the Commencement Date, Landlord and Tenant shall execute a written memorandum of Commencement Date substantially in the form attached to the Lease as Exhibit C
                                                                     ---------
evidencing the Commencement Date, the Rent Commencement Date, the Adjustment Date and the Termination Date.

          e.   Ownership.  The Landlord's Improvements shall belong to Landlord.
               ---------

          f.   Tenant Delays. Landlord has agreed that Tenant may enter the
               -------------
Premises prior to completion of Landlord's Work, and that the Lease Term shall commence prior to completion of Landlord's Work. There shall be no extension of the scheduled Commencement Date, the Rent Commencement Date, the Adjustment Date or the Lease Termination if, or to the extent that, Landlord's Work has not been substantially completed by the target completion dates due to any delay attributable to Tenant and/or Tenant's Agents ("Tenant's Delay"), including but not limited to, any of the following described events or occurrences: (a) delays with Landlord's Improvement work caused by interference from Tenant or (b) the performance by Landlord of any additional work pursuant to a change requested by Tenant.

     2.   Tenant's Possession and Term Commencement - Landlord intends to
          -----------------------------------------
deliver possession of the Premises to Tenant upon substantial completion (as certified by Landlord's architect) of the shell work portion of Landlord's Improvements ("Landlord's Shell Work"). As soon as practicable following commencement of Landlord's Work, Landlord shall notify Tenant in writing of the date that Landlord will have substantially completed Landlord's Shell Work and intends to deliver to Tenant possession of the Premises for the purposes of commencing the Lease Term. The date for delivery of possession of the Premises to Tenant will be prior to the completion of Landlord's Improvements and Landlord will continue work on Landlord's Improvements following delivery of the Premises to Tenant. If Tenant desires to take possession of the Premises prior to the date that Landlord completes Landlord's Shell Work, Landlord shall attempt to accommodate Tenant's request and deliver to Tenant possession of the Premise prior to completion of Landlord's Shell Work. The Lease Commencement Date shall be the date that Landlord delivers to Tenant possession of the Premises. Landlord will not have substantially completed Landlord's landscaping and parking lot work until the latter part of the ninety
(90) day period between the Commencement Date and the Rent Commencement Date. During the period between the Commencement Date and the date Landlord completes Landlord's Improvements, Landlord and Tenant shall cooperate to minimize conflicts between their contractors.

     3.   Construction of Tenant's Improvements.  Subject to all the terms and
          -------------------------------------
conditions contained in this Agreement, Tenant may construct certain interior improvements ("Tenant's Improvements") on the Premises in conformance with the Approved Plans described below. Landlord shall provide an allowance for building costs incurred by Tenant in completing Tenant's Improvements ("Tenant Improvement Allowance") in an amount not to exceed One Million Six Hundred Forty-Four Thousand Eight Hundred Dollars ($1,644,800). To the extent that the building costs for Tenant's Improvements exceed the Tenant improvement Allowance, Tenant shall pay such excess.

          a.   Preparation of Preliminary and Final Plans.
               ------------------------------------------

               (i)   Preparation of Preliminary Plans.  Tenant shall prepare and
                     --------------------------------
deliver to Landlord preliminary plans and specifications for the Tenant improvements ("Preliminary Plans") which Preliminary Plans may include (subject to compliance with recorded documents and Applicable Laws) an exterior equipment pad.


               (ii)  Revision of Preliminary Plans. Within five (5) business
                     -----------------------------
days after the delivery of the Preliminary Plans to Landlord's agent (South Day Development Company), Landlord shall approve the Preliminary Plans or inform Tenant of Landlord's specific objections to such Plans, which objections must be reasonable. If Landlord disapproves the Preliminary Plans, then Tenant shall revise the Preliminary Plans and deliver the revised Preliminary Plans to Landlord. Landlord shall approve or disapprove revised Preliminary Plans within two (2) business days after the delivery of the revised Preliminary Plans to Landlord. This process shall continue until Landlord has approved the Preliminary Plans.

               (iii) Final Plans. Once an agreement has been reached regarding
                     -----------
revisions to the Preliminary Plans, Tenant shall prepare final plans and specifications and working drawings ("Final Plans") for the Tenant Improvements. Within five (5) business days after the delivery of the Final Plans to Landlord, Landlord shall approve the Final Plans or inform Tenant of Landlord's specific objections to such Plans, which objections must be reasonable. Provided that such Final Plans are logical evolutions of the Preliminary Plans and incorporate the parties' agreement regarding revisions thereto, Landlord shall not withhold its approval of the Final Plans. If Landlord disapproves the Final Plans, then Tenant shall revise the Final Plans and deliver the revised Final Plans to Landlord. Landlord shall approve or disapprove the revised Final Plans within two (2) business days after the delivery of the revised Final Plans to Landlord. This process shall continue until Landlord has approved the Final Plans.

               (iv)  Cost Statement. Once the parties have approved the Final
                     --------------
Plans, Tenant shall select a licensed general contractor or the required subcontractors and shall obtain a written commitment for a guaranteed maximum cost for materials and labor for construction of Tenant's Improvements in accordance with the Plans. Tenant's general contractor shall be subject to Landlord's approval, which shall not be unreasonably withheld. Tenant shall deliver to Landlord said written commitment together with Tenant's estimate of all other Tenant's Improvement Costs (the "Cost Statement").

               (v)   Governmental Approvals. Once the parties have agreed on any
                     ----------------------
revisions to the Final Plans as described above, Tenant or its contractor shall submit them to the appropriate governmental authorities for approval. If any changes are required by the governmental authorities, Landlord and Tenant shall cooperate to incorporate such changes. Immediately after all such governmental approvals have been obtained, Landlord and Tenant shall initial and date four
(4) copies of such approved Final Plans ("Approved Plans") , which shall then become a part of this Agreement as though fully set forth herein.

          b.   Definition of Building Costs. As used in this Agreement, the term
               ----------------------------
"building costs" shall mean and include all hard and soft costs related to the design and construction of Tenant's Improvements in accordance with the Approved Plans and all approved Change Orders, including without limitation (i) engineering and architectural fees; (ii) the costs of all required governmental approvals and permits, and all supervision costs; (iv) the cost of acquiring materials, supplies and equipment rental; (v) the contract price for all construction work undertaken by general contractors and subcontractors, including fees, general conditions and overhead of the contractors, as applicable; (vi) the cost of all equipment and fixtures provided for the in Approved Plans, including the cost of installation; (vii) the cost of all testing expenses; (viii) the cost of premiums for surety bonds, if any, including, but not limited to payment and performance bonds and mechanics' lien bonds; (ix) the cost of utility connections, installation of utility facilities and meters, and course of construction utility usage fees; (x) the cost of removing rubbish and waste materials from the work site; and (xi) the cost of premiums for insurance, if any, including contractor's liability, course of construction and workers, compensation.

     "Building costs" shall not include any costs incurred by Tenant in completing any work or installations, which may be needed for the operation of Tenant's business , in the Premises, including without limitation (i) the cost of procuring and installing Tenant's trade fixtures, racking, equipment, signs, furniture, and other personal property necessary or incidental I the operation of Tenant's business; (ii) the cost of engineers c consultants hired to submit engineering calculations and/or supporting information to obtain approvals of storage plans, hazardous materials management plans and other specific plans related to the Premises; and (iii) taxes, fees, charges and levies by governmental authorities for the foregoing installations and for the operation of Tenant's business.

          c.   Change Orders. No material changes, modification or alterations
               -------------
in the Approved Plans or in Tenant's Improvements shall be made by Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. All requests for extra work or change orders shall be made in writing, and shall specify the added or reduced costs and time resulting therefrom. Once approved in writing by both parties, such change orders shall become a part of the Approved Plans, and any additional or reduced costs relating thereto shall be added to or subtracted from Improvement Costs, as the case may be.

          d.   Completion of Tenant's Obligations. Upon obtaining all necessary
               ----------------------------------
governmental approvals, Tenant shall commence construction of and diligently pursue the completion of Tenant's Improvements substantially in compliance with the Approved Plans and this Agreement, and in conformance with all conditions applicable to Tenant's Improvement which are necessary for lawful occupancy of the Premises. Prior to commencing work on Tenant's Improvements, Tenant shall designate an individual as its representative to work with Landlord throughout the design and construction of the Tenant's Improvements.

          e.   As-Built Drawings. Within thirty (30) days after completion of
               -----------------
Tenant's Improvements, Tenant shall deliver to Landlord a full set of "as-built" drawings for Tenant's Improvements.

          f.   Payment of Tenant Improvement Allowance. Not more often than once
               ---------------------------------------
each month during Tenant's construction process, Tenant shall submit to Landlord a invoice for work done to the date described in the invoice, together with copies of billings from Tenant's general contractor, invoices and other back-up documentation reasonably requested by Landlord. Tenant shall indicate in a cover sheet (i) that Tenant's architect has certified that all work for which payment is requested has been completed (or identifying that work that the architect believes has not been completed), (ii) the amount for which Tenant is requesting reimbursement and (iii) certifying that there are then no liens on the Premises as a result of Tenant' s Improvement work and that, to Tenant's knowledge, all bills that are then due and owing to laborers, materialmen and contractors have been paid -accordance with contract terms (the "Payment Request"). Within fifteen (15) days after receipt of a complete Payment Request, Melchor shall pay to Tenant's contractor a sum equal to ninety percent (90%) of the amounts certified by Tenant, and by Tenant architect, for payment under the Payment Request. If the Cost Estimate exceed the Tenant Improvement Allowance, at the time each payment is due pursuant to a Payment Request, Landlord shall pay a fraction of the total amount described in the Payment Request, the numerator of the fraction to be the amount of the Tenant Improvement Allowance and the denominator of the fraction to be the amount of the Cost Estimate. If any lien is placed on the Premises, Landlord shall have no obligation to disburse any further portion of the Tenant Improvement Allowance until such time as the lien has been removed and a bond posted for its payment. The ten percent (10%) that Landlord has withheld from each monthly disbursement shall be-paid to Tenant's contractor thirty (30) days after recordation of a proper Notice of Completion with regard to Tenant's improvement work, but in no event until any and all liens placed on the Premises as a result of Tenant's Improvement work have been removed. Within the (10) days following the recordation of the Notice of Completion, Tenant shall deliver to Landlord Conditional Lien Releases (in the form specified in the California Civil Code) from the genera contractor and all parties having lien rights.

                                 Schedule A to
                                  EXHIBIT "B"

                                    MELCHOR
                                   JOB #4376

Plan                                ARCHITECT            Sheet         Date         Rev. #      Rev. Date    Rev. Date
----                                ---------            -----         ----         ------      ---------    ---------
                                                        Number
                                                        ------
Architectural                    TSH Architects                      11/10/95      11/20/95      12/06/95       01/96
-------------
Title Sheet                             *                 AD                          *
-----------
Site Plan                               *                 A1                          *
---------
Demolition Plan Exterior                *                 D1                          *
------------------------
Floor Plan                              *                 A2             *
----------
Roof Plan                               *                 A3                          *
---------
Exterior Elevations                     *                 A4                          *
-------------------
Building Sections                       *                 A5                          *
-----------------
Wall Sections/Details                   *                 A6                          *
---------------------
Details                                 *                 A7                          *
-------
Details                                 *                 A8                          *
-------
Civil                             Kier & Wright
-----
Grading & Drainage                      *                 C-1                                                    *
------------------
Grading & Drainage                      *                 C-2                                                    *
------------------
Structural                     Dasse Design, Inc.
----------
Foundation Plan                         *                 S-1            *
---------------
Roof Framing Plan                       *                 S-2         No Date
-----------------
Brace Elevation & Details               *                 S-3            *
-------------------------
General Notes & Typical                 *                 S-4            *
-----------------------
Details
---------
Foundation & Roof Detail                *                 S-5            *
------------------------


Plan                                ARCHITECT            Sheet         Date         Rev. #      Rev. Date    Rev. Date
----                                ---------            -----         ----         ------      ---------    ---------
                                                        Number
                                                        ------
Landscape                           Callander                        11/10/95      11/20/95     12/08/95        01/96
---------                           Associates
Site Construction Plan                  *                 L-1                                       *
----------------------
Irrigation Plan                         *                 L-2                                       *
---------------
Planting Plan                           *                 L-3                                       *
-------------
Landscape Details                       *                 L-4                                       *
-----------------
Landscape Details                       *                 L-5                                       *
-----------------
Landscape                               *                 L-6                                       *
---------
Specifications
--------------
Landscape Disposition                   *                 L-7                                       *
---------------------
Plan
----


                                   EXHIBIT C
                                   ---------

                MEMORANDUM OF COMMENCEMENT DATE AND OTHER DATES
                -----------------------------------------------

Pursuant to that certain Lease Agreement (Single Tenant Industrial) dated January __, 1996 by and between Melchor Investment Company, as Landlord, and Applied Materials, Inc., as Tenant, concerning 4600 Old Ironsides Drive, Santa Clara, California (the "Lease") Landlord and Tenant agree that the following terms used in the Lease shall have the following meanings:

     1. Commencement Date: The term Commencement Date shall mean ____________________, 1996.

     2. Rent Commencement Date: The term Rent Commencement Date shall mean ____________________, 1996.

     3.   Adjustment Date: The term Adjustment Date shall mean
_____________________, 1998.

     4. Termination Date: If Tenant fails to exercise its option to extend the Lease Term, the Lease shall terminate on _______________, 2001 (unless the Lease is sooner terminated in accordance with its terms).

     5. Extended Term: If Tenant properly exercises its option to extend the Lease Term, the Extended Term shall commence on ______________, 2001 and shall terminate on _________________, 2006.

     6. Conflict: If any of the terms of this Memorandum conflict with the Lease, this Memorandum shall control.

                                       TENANT:

                                       Applied Materials, Inc., a
                                       California corporation

Dated:                                 By:
      --------------------                 -----------------------------------
                                       NAME:
                                             ---------------------------------
                                       Title:
                                              --------------------------------

                                       LANDLORD:

                                       Melchor Investment Company, a
                                       California general
                                       partnership

Dated:                                 By:
      --------------------                 -----------------------------------
                                           Gregory L. Melchor
                                           Managing General Partner

            EXHIBIT D - HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE
            ------------------------------------------------------

                                      TO
            LEASE AGREEMENT DATED SEPTEMBER ___, 1994 (THE "LEASE")
                                BY AND BETWEEN
         MELCHOR INVESTMENT COMPANY, A CALIFORNIA GENERAL PARTNERSHIP
                                 ("LANDLORD")
                                      AND
                      APPLIED MATERIALS, INC. ("TENANT")

HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE DATED ___________, 19__.

The information contained in the Hazardous Materials Disclosure Certificate provided by you will be maintained in confidential by Landlord subject to release and disclosure as required (i) any lenders and owners and their respective environment consultants, (ii) any prospective purchaser(s) of all or portion of the property on which the Premises are located (iii) Landlord to defend itself or its lenders, partners representatives against any claim or demand, and (iv) any laws, rules, regulations, orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease. Any questions regarding this certificate should be directed to, a when completed, the certificate should be delivered to:

For purposes of this Hazardous Material Disclosures Certificate the term "Hazardous Materials" as used herein shall not include a materials or substances customarily used in the conduct of general office activities, so long as the quantity of such materials is n prohibited by Environmental Laws.

Contact Person for Hazardous Waste Materials Management a: Manifests and Telephone Number (s):
                     _________________________________________________________

--------------------------------------------------------------------------------

Address of
Premises:      4600 Old Ironsides Drive
               Santa Clara, California

1.   GENERAL INFORMATION:

     Describe the initial proposed operations to take place in, on or about the Premises, including, without limitation principal products processed, manufactured or assemble services and activities to be provided or otherwise conducted Existing tenants should describe any proposed changes to on going operations.

     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

2.   USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

     2.1 Will any Hazardous Materials be used, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to used, generated, stored or disposed of in, on or at the Premises.

          Wastes                                         Yes ____        No ____
          Chemical Products                              Yes ____        No ____
          Other                                          Yes ____        No ____

     2.2 If Yes is marked in Section 2.1, attach a list of Hazardous Materials to be used, generated, stored disposed of in, on or about the Premises, including applicable hazard class and an estimate of the quantity of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies and office supplies which are not regulated by any Environmental Laws); a the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on going operations and t identification of any variations in such information from the prior year's certificate.

3.   STORAGE TANKS AND SUMPS

     3.1 Is any above or-below ground storage of gasoline, diese.7 petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenant should describe any such actual or proposed activities

          Yes ____         No ____

          If Yes, please explain:

          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

4.   WASTE MANAGEMENT

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since previous certificate.

          Yes ____      No ____

     4.2 Has your company filed a biennial or quarterly report! a hazardous waste generator? Existing tenants should describe any new reports filed.

          Yes ____      No ____

          If Yes, attach a copy of the most recent report filed any portion of the report relates to the Premises.

5.   WASTEWATER TREATMENT AND DISCHARGE

     5.1 Will your company discharge from the Premises wastewater or other waste to:

          __________Storm drain?              __________Sewer?
          __________Surface water?            __________No wastewater or other
                                                        wastes discharged
          Existing tenants should indicate any actual discharge. If so, describe the nature of any proposed or actual discharge(s).

          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

     5.2  Will any such wastewater or waste be treated before discharge?

          Yes ____      No ____

          If Yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

6.   AIR DISCHARGES

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, an or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such emissions are being monitored.

          Yes ____      No ____

          If Yes, describe:

          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

     6.2 Do you propose to operate in, on or about the Premises any of the following types of equipment, or any other equipment requiring an air emissions permit? Exist tenants should specify any such equipment being opera in, on or about the Premises.

          __________Spray booth(s)           __________Incinerator(s)
          __________Dip tank(s)              __________Other (please describe)
          __________Drying oven(s)           __________No Equipment Requiring
                                                       Air Permits

          If Yes, describe:

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7.   HAZARDOUS MATERIALS DISCLOSURES

     7.1 Has your company prepared or will it be required prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not Management Plan is required and has been prepared.

          Yes ____      No ____

          If Yes, attach a copy of the Management Plan if any portion of the Management Plan relates to the Premises Existing tenants should attach a copy of any required updates to the Management Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65 Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

          Yes ____      No ____

          If Yes, describe:

          ---------------------------------------------------------------------
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          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

8.   ENFORCEMENT ACTIONS AND COMPLAINTS

     8.1 With respect to Hazardous Materials or Environmental Laws related to the Premises, has your company ever b subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, any other inquiries regarding its operations? Existing tenants should indicate whether or not any such action orders or decrees have been, or are in the process being, undertaken or if any such requests have been received.

          Yes ____      No ____

          If Yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders, or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 8.4 of the signed Lease.

     8.2 Have there ever been, or are there now pending, an lawsuits against your company related to the Premise regarding any environmental or health and safety concerns?

          Yes ____      No ____

          If Yes, describe any such lawsuits and attach copies of the complaint
          (s) , cross-complaint (s) , pleadings and al' other public documents related thereto as requested by Landlord. Existing tenants should describe and attach z copy of any new complaint(s) , cross -complaint
          (s) , pleadings and other related public documents not already delivered to Landlord.

          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

     8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors of the Premises regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near Premises.

          Yes ____      No ____

          If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

9.   PERMITS AND LICENSES

     9.1 Attach copies of all Hazardous Materials permits and licenses issued to your company with respect to. proposed operations in, on or about the Premises including, without limitation, any wastewater discharge permits, air emissions permits, and use permits approvals. Existing tenants should attach copies of a new permits and licenses as well as any renewals permits or licenses previously issued.

The undersigned acknowledges that this Hazardous Material Disclosure Certificate is being delivered in accordance with, a as required by, the provisions of Section _____ of the Lease. I (print name) _________________________________, acting with full authority to bind the Tenant and on behalf of the Tenant, certify, represent and warrant that the information contained in this certificate true and correct.

Applied Materials, Inc., a Delaware corporation

by:
   ------------------------------

                                   EXHIBIT E
                                   ---------

                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------


     The undersigned has been advised that its lease (the "Lease") with MELCHOR INVESTMENT COMPANY, a California general partner ("Landlord") , will be assigned to ____________________________________ under Agreement dated , or its assignee
("Assignee") in connection with (i) the purchase of that certain real property improvements thereon (the "Property") , or (ii) the making of a loan to Landlord to be secured by a deed of trust or mortgage covering the Property, as the case may be. Recognizing that the statements contained below will be relied on by Purchaser/Lender to purchase the Property or to make a loan secured by the Property, as the case may be, the undersigned represents to Purchaser/Lender, as of the date hereof, the following:

     1.   The undersigned ("Tenant") is the lessee under the Lease dated
_____________, 19__, for the Property located in the City of   Santa Clara,
County of Santa Clara, State of California, commonly known as 4600 Old Ironsides Drive, as more particularly described in the Lease (the "Premises").

     2. There have been no oral amendments to the Lease nor any written amendments other than by written agreement(s) dated
____________________________, copies of which are attached hereto as Exhibit A. The Lease and the foregoing amendment(s) to the Lease are in full force and effect and represent the entire agreement between the parties with respect to the Premises.

     3. The Lease Term (as defined in the Lease) is ___ months commencing on _______________, 1996, and terminating on ________________, 2001.

     4. The Lease provides an option to extend or renew the Lease Term for five (5) years.

     5. Tenant currently pays to Landlord as monthly rent ("Base Rent" as defined in Section 4.1 of the Lease) the sum of __________________, and commencing as of the _______ month of the Lease Term, shall pay Base Rent in the amount of _________________.

     6. Tenant has paid all Rentals (as defined in Section 4.5 of the Lease) current to date, and is currently paying the Rentals specified in the Lease. No Rentals under the Lease have been paid more than one (1) month in advance.

     7. Tenant has no notice of a prior assignment outstanding as of the date of this certificate by Landlord of the Lease or of the Rentals due thereunder.

     8. There are no offsets or credits against Rentals, nor are there any existing defenses which Tenant has against the enforcement of the Lease by Landlord, nor are there any uncured defaults of either Landlord or Tenant under the Lease (If there is any claim, offset or default, please explain).

     9. The sum of ____________ Dollars ($__________) was paid to the Landlord as a security deposit and the sum of $________ was paid for the last month's Base Rent (If no sum was paid, insert "None").

     10. The Landlord's Improvements (as defined in Section 2(c) of the Lease), to the best of Tenant's knowledge, have been satisfactorily completed in all respects or [list defects].
            -----------------

     11. Tenant has not assigned or entered into any subleases of the Lease or Tenant's rights and interests therein, except as follows:_____________________.

     12. Pursuant to the terms of the Lease, any notices to be delivered or sent to Tenant are to be delivered to the following person(s) at the following address(es):

          ------------------------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------

     13. Tenant obtained and currently carries such insurance as required pursuant to Section 9.1 of the Lease. Prior to the close of escrow, Tenant will provide Assignee with Certificates of such insurance naming Assignee as an additional insured in Assignee's capacity as Landlord.

     14. Tenant agrees that it will notify the addressee prior to the close of escrow of any changes in the matters set out in this certificate.

     15. Terms in this Tenant Estoppel Certificate are defined terms, and have the same meaning and definitions specified for such, terms in the Lease.

     16. The person executing this Tenant Estoppel Certificate represents that the execution of this Tenant Estoppel Certificate has been duly authorized by Applied Materials, Inc., a Delaware corporation, and that such person is duly authorized to execute this Tenant Estoppel Certificate on behalf of Applied Materials Inc., a Delaware corporation.

Dated:                                          TENANT:
      --------------------
                                        APPLIED MATERIALS, INC.,
                                        a Delaware corporation


                                        By:
                                           -----------------------------------
                                        Its:
                                            ----------------------------------

                                   EXHIBIT C





IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB

DATE:

BENEFICIARY:


ATTN:

AS "LANDLORD"

APPLICANT:



AS "TENANT"

LETTER OF CREDIT AMOUNT:  US$
00/100 U.S. DOLLARS:

EXPIRY DATE:  SEPTEMBER 30, 2001

LOCATION:  AT OUR COUNTER IN SANTA CLARA

DEAR SIR/MAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB____ . IN YOUR FAVOR AVAILABLE WITH SILICON VALLEY BANK, 3003 TASMAN DRIVE,
SANTA CLARA, CA 95054, ATTN: INTERNATIONAL DEPARTMENT BY BENEFICIARY'S DRAFT DRAWN AT SIGHT ON US, AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

     1.   THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.
     2.   A SIGNED AND DATED CERTIFICATE FROM THE BENEFICIARY STATING THE
          FOLLOWING:

          (A).  "AN EVENT OF DEFAULT HAS OCCURRED BY
                AS "TENANT" UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN TENANT,
                AND                         INC. AS "LANDLORD". FURTHERMORE
                THIS IS TO CERTIFY THAT LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT. AND SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THIS LETTER OF CREDIT".


PARTIAL DRAWINGS ARE ALLOWED


                                - PAGE 1 OF 2 -

IRREVOCABLE STANDBY LETTER OF CREDIT NO.
DATED



THE AMOUNT OF THIS LETTER OF CREDIT US$                     IS AVAILABLE UNTIL
         ON               THE AMOUNT OF THIS LETTER OF CREDIT SHALL BE
AUTOMATICALLY REDUCED TO US$         WITHOUT AMENDMENT, PROVIDED THE UNUTILIZED
BALANCE IS NOT LESS THAN US$

ALL DOCUMENTS INCLUDING DRAFT(S) MUST INDICATE THE NUMBER AND DATE OF THIS
CREDIT.

EACH DRAFT PRESENTED HEREUNDER MUST BE ACCOMPANIED BY THIS ORIGINAL LETTER OF CREDIT FOR OUR ENDORSEMENT THEREOF OF THE AMOUNT OF SUCH DRAFT(S) AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

DOCUMENTS MUST BE SENT TO US VIA OVERNIGHT COURIER TO: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTN: INTERNATIONAL DIVISION

WE HEREBY ENGAGE WITH DRAWERS AND/OR BONAFIDE HOLDERS THAT DRAFT(S) DRAWN UNDER AND NEGOTIATED IN CONFORMANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED ON PRESENTATION.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 500.




------------------------------                ------------------------------
    AUTHORIZED SIGNATURE                          AUTHORIZED SIGNATURE


                                - PAGE 2 OF 2 -

                                  SAMPLE ONLY
                                  -----------
                                NON-NEGOTIABLE
                                --------------

IRREVOCABLE STANDBY LETTER OF CREDIT NO. XXXXX
DATED MMDD, 1998

ALL DOCUMENTS INCLUDING DRAFT(S) MUST INDICATE THE NUMBER AND DATE OF THIS
CREDIT.

EACH DRAFT PRESENTED HEREUNDER MUST BE ACCOMPANIED BY THIS ORIGINAL LETTER OF CREDIT FOR OUR ENDORSEMENT THEREON OF THE AMOUNT OF SUCH DRAFT(S).

DOCUMENTS MUST BE SENT TO US VIA OVERNIGHT CARRIER (I.E. FEDERAL EXPRESS, UPS, DHL OR ANY OTHER EXPRESS COURIER) AT OUR ADDRESS:
                         BANK,                           , SANTA CLARA, CA 95054
ATTN:  INTERNATIONAL DIVISION.

WE HEREBY ENGAGE WITH DRAWERS AND/OR BONAFIDE HOLDERS THAT DRAFT(S) DRAWN UNDER AND NEGOTIATED IN CONFORMANCE WITH THE TERMS AND CONDITIONS OF THE SUBJECT CREDIT WILL BE DULY HONORED ON PRESENTATION.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 500.




------------------------------                 ------------------------------
     AUTHORIZED SIGNATURE                           AUTHORIZED SIGNATURE

                                - PAGE 2 OF 2 -